UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2017

Date of reporting period:  September 30, 2016

Item 1. Report to Stockholders.

Great Lakes Bond Fund
Institutional Class Shares – GLBNX

Great Lakes Disciplined Equity Fund
Institutional Class Shares – GLDNX

Great Lakes Disciplined International Smaller Company Fund
Institutional Class Shares – GLISX

Great Lakes Large Cap Value Fund
Institutional Class Shares – GLLIX

Great Lakes Small Cap Opportunity Fund
Investor Class Shares – GLSCX
Institutional Class Shares – GLSIX

Semi-Annual Report

September 30, 2016

1-855-278-2020
www.glafunds.com

Distributed by Quasar Distributors, LLC
Member FINRA

Great Lakes Bond Fund

October 31, 2016

Dear Shareholders:

I. INVESTMENT RESULTS

In the six months ended September 30th of 2016, the Great Lakes Bond Fund returned the following:

Total Returns

Share Class	6 Months ended 9/30/16
Institutional Class	+3.73%
Bloomberg Barclays U.S. Aggregate Bond Index	+2.68%

Interest rate movements were mixed over the last six months. The 10 year US Treasury has been very volatile, beginning the period at about 1.78% yield, moving to a high of 1.94% in late April, with a gradual move lower to 1.37% after the Brexit surprise, and ending the period at 1.74% yield to maturity.  Longer-term interest rates were also volatile, ranging from the low at the beginning of the period of 2.65% on the 30 year US Treasury, up to 2.76% in April, 2.11% in July and settling back to 2.32% after another Fed No-Action move in September.  Investment Grade bonds experienced slight spread widening in the period, but the trend in Treasuries led to higher prices for the past few months. As a result of no Fed action and the continued quest for yield, High Yield assets did very well over the period.

The Fed’s inaction over the past quarter, and the surprise Brexit vote were the main drivers of market volatility for the period.  In general, the Fed’s monetary policy remains accommodative, with a rate increase now projected in Q4 2016.  The U.S. economy has shown some progress, but the recovery is still subdued by historical standards.

The Fund continues to do well versus the benchmark, due mainly to over-weights in Credit and duration versus the benchmark. The NAV reached highs not seen since 2013, and Total Net Assets eclipsed the $100mm mark in late June.

II. ATTRIBUTION

The bond market and the Great Lakes Bond Fund posted positive returns over the last six months.  The Institutional Class shares of the Bond Fund were up 3.73%, 105 basis points ahead the return of the Bloomberg Barclays U.S. Aggregate Bond Index, which generated a 2.68% return over the period.  The Fund’s allocation to the high yield sector, which had been a strong contributor to the Fund’s relative results in previous periods, worked well for comparative performance.  The Bloomberg Barclays U.S. Aggregate Bond Index has no high yield representation.  Also on the positive side, the municipal bond allocation in the Fund worked in its favor.  Tax-exempt securities have continued a solid run, and they have outperformed most taxable sectors calendar year-to-date (treasuries were higher).  The Fund’s allocation to treasury securities over the period also helped the fund gain in share price.

III. OUTLOOK

As the Fed continues to suggest that higher rates are near, the Fund has maintained a slightly longer duration versus the benchmark, and has continued an overweight in Credit, with an underweight in mortgages, and at times, Treasury securities.  We expect that the next rate rise will be in December, and further expect at least one more rate rise in the first quarter of 2017.  The election and geo-political events may sway that timing.

Great Lakes Bond Fund

Finally, as bond market liquidity has been challenging, it should be noted that the Fund holds some securities and ETFs of the highest liquidity, and Treasury securities and cash equivalents.  The liquidity characteristics of this segment of the Fund should remain unchanged even in the most illiquid of market environments.

Patrick M. Morrissey
Senior Portfolio Manager, Head of Fixed Income
Fund Shareholder

Past performance is not a guarantee of future results.

The opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please see the Schedule of Investments included in this report.

Basis point (bps) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Yield to Maturity is the rate of return anticipated on a bond if it is held until the maturity date.

Bloomberg Barclays U.S. Aggregate Bond Index is an intermediate term index and a market capitalization-weighted index, where securities in the index are weighted according to the market size of each bond type.

One cannot invest directly in an index.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. The Funds may invest in ETFs. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear it’s pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities. The Bond Fund will invest in debt securities, which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Great Lakes Bond Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of September 30, 2016

	1-Year	3-Year	Since Inception(1)
Institutional Class	7.09%	3.95%	2.70%
Bloomberg Barclays U.S. Aggregate Bond Index(2)	5.19%	4.03%	2.56%

(1)	Inception date of the Fund was September 28, 2012.
(2)
The Bloomberg Barclays Aggregate Bond Index is an intermediate term index and a market capitalization-weighted index, where securities in the index are weighted according to the market size of each bond type.  This index cannot be invested in directly.

Great Lakes Bond Fund

Allocation of Portfolio Net Assets (Unaudited)
September 30, 2016(1)
(% of Net Assets)

Top 10 Holdings (Unaudited)
September 30, 2016(1)(2)
(% of net assets)

U.S. Treasury Note, 1.625%, 05/15/2026	7.4%
iShares iBoxx Investment Grade Corporate Bond Fund	4.8%
Chesterfield County, Virginia Economic
Development Authority, 0.650%, 08/01/2024	2.7%
ConocoPhillips Co., 1.050%, 12/15/2017	2.3%
Broward County, Florida Airport Revenue, 5.000%, 10/01/2026	1.4%
AT&T, Inc., 4.800%, 06/15/2044	1.3%
Puerto Rico Public Finance Corp., 6.000%, 08/01/2026	1.2%
Goldman Sachs Group, Inc., 5.750%, 01/24/2022	1.1%
New Haven, Michigan Community School District, 5.000%, 05/01/2026	1.1%
Kinder Morgan, Inc., 5.300%, 12/01/2034	1.1%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	First American Government Obligations Fund – Class Z is excluded from the Top Ten Holdings.

Great Lakes Disciplined Equity Fund

November 1, 2016

Dear Shareholders:

I. INVESTMENT RESULTS

In the six months ended September 30th of 2016, your Great Lakes Disciplined Equity Fund returned the following:

Total Returns

Share Class	6 Months ended 9/30/16
Institutional Class	6.73%
S&P 500 Index	6.40%

During the six months ended September 30, 2016, market movements were dominated by discussion of the late-June “Brexit” vote on whether the United Kingdom would remain a member of the European Union – the first such vote in 41 years.  While Northern Ireland and Scotland voted to remain, British and Welsh voters carried the vote to exit the EU.  A real exit will not occur until Article 50 is invoked – and in fact, it might never be invoked.  In the aftermath of the vote, global equities plunged hard and fast, Treasuries rallied, and the dollar stabilized.  US equities found a quick bottom and recovered losses before the second quarter closed. Equities continued to perform solidly through the third quarter despite an ongoing profit recession. The bulk of the gains were recorded in the immediate aftermath of the Brexit vote (buy on the news?).  Consumer confidence within the US remains solid, the housing market is strong and stable (but shows early signs of slowing), inflation is muted, and the economy continues a long, slow expansion.

From the mid-February market bottom through September 30th we saw a healthy appetite for risk.  For the six months ending September 30th, the small-cap Russell 2000® Index was the best performer, adding 13.18%.  SmidCap stocks, as proxied by the Russell 2500 Index, added 10.37% and positive returns declined as we move up the capitalization spectrum, with the S&P 500 returning 6.40% and the largest capitalization stocks as proxied by the Russell Top 200 added 6.19%

Year-to-Date, the small-cap Russell 2000® Index is the best performing capitalization-based index, notching an 11.46% gain.  Gains for this same YTD period decreased as we move up the capitalization spectrum, culminating in a 6.96% gain for the Russell Top 200® Index.

In this six month period, value indices handily outperformed their growth counterparts across the capitalization spectrum.  The outperformance was less pronounced for the smaller cap stocks with value outperforming growth by less than one percent for this period.  Value handily outperformed growth in the large cap space with the Russell 1000® Value Index returning 8.22% and its Russell 1000®Growth counterpart returning 5.22%.

Within the S&P 500® Index, each sector had positive returns for the six month period ending September 30, 2016.  Energy stocks staged a rebound and was the best performing sector with a 14.14% gain.  Technology was the next best sector posting a 9.65% return.  The yield play wavered with Telecom returning 1.07% and Utilities, the worst performer, returning a meager 49 basis points.

II. ATTRIBUTION

Successful new additions to the portfolio during the six months ended September 30, 2016 included Oneok Inc (OKE), Broadcom Ltd (AVGO), and MetLife Inc (MET).  OKE outperformed the S&P 500® Index by 6.1% while AVGO and MET each outperformed the Index by 7.9% since our initial purchase.

Great Lakes Disciplined Equity Fund

New additions that didn’t perform to short-term expectations included TJX Companies (TJX) which trailed the index by 2.9%, Danaher Corp (DHR) which lagged the Index by 2.8%, and Goldman Sachs (GS) underperformed the index by 4.5% since our initial purchase in the period.

Portfolio Changes

During the six months ended September 30, 2016, the portfolio moved to a maximum overweight to Energy with new and additional purchases in several Energy Services companies including:  Oneok Inc (OKE) and Spectra Energy (SE).  We increased the portfolio’s exposure to Consumer Staples in the period with new additions including Pepsico Inc (PEP) as well as Constellation Brands (STZ) positioning the portfolio to a moderate overweight to the sector.

In Technology, we significantly decreased the portfolio’s exposure to a moderate underweight for the period ending through liquidations of Facebook (FB) and Citrix Systems (CTXS).  In Retail, we exited positions in Lowes Co (LOW), Autozone (AZO), and Target (TGT) which moved the portfolio to a moderate underweight in the sector.

III. OUTLOOK

“We must show, not merely in great crises, but in the everyday affairs of life, the qualities of practical intelligence, of courage, of hardihood, and endurance, and above all the power of devotion to a lofty ideal, which made great the men who founded this Republic in the days of Washington, which made great the men who preserved this Republic in the days of Abraham Lincoln.”
– Theodore Roosevelt, Inaugural Address, 1905

This political season has been disconcerting, no matter your allegiance.  The dishonesty, the vitriol, the personal win-at-all-costs, nation-be-darned spirit of the race has many of us in a state of disbelief.  A positive outcome can be a deeper dialogue about the state of affairs in the nation, and an identification of shared beliefs and values.  We may not have a candidate whom embodies these traits, but if we have constructive conversation, we’re bound to see that candidate emerge at some point.  We are fortunate to have a sound, adaptive structure to allow us to continue to prosper.

Jon Quigley, CFA

Past performance is not a guarantee of future results.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. The Funds may invest in ETFs. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear it’s pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.

The opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedules of investments for complete holdings information.

Great Lakes Disciplined Equity Fund

Definitions:

Russell 2000® Index, a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index, and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500® Index is a broad index featuring 2,500 stocks that cover the small and mid cap market capitalizations. The Russell 2500 is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Great Lakes Disciplined Equity Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of September 30, 2016

	1-Year	3-Year	5-Year	Since Inception(1)
Institutional Class	13.55%	10.21%	16.19%	14.04%
S&P 500 Index(2)	15.43%	11.16%	16.37%	14.42%

(1)	Inception date of the Fund was June 1, 2009.
(2)	The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. This index cannot be invested in directly.

Great Lakes Disciplined Equity Fund

Allocation of Portfolio Net Assets (Unaudited)
September 30, 2016(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
September 30, 2016(1)
(% of net assets)

Microsoft Corp.	4.3%
Exxon Mobil Corp.	4.1%
Johnson & Johnson	4.0%
Intel Corp.	3.6%
Amazon.com, Inc.	3.4%
Pfizer, Inc.	2.8%
McDonald’s Corp.	2.8%
United Parcel Service, Inc. – Class B	2.7%
Danaher Corp.	2.7%
CME Group, Inc.	2.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Disciplined International Smaller Company Fund

November 1, 2016

Dear Shareholders:

I. INVESTMENT RESULTS

In the six months ended September 30th of 2016, your Great Lakes Disciplined International Smaller Company Fund returned the following:

Total Returns

Share Class	6 Months ended 9/30/16
Institutional Class	4.19%
MSCI ACWI ex-USA Smid Cap Index	6.14%

The second quarter of 2016 was dominated by discussion of the late-June “Brexit” vote on whether the United Kingdom would remain a member of the European Union – the first such vote in 41 years. While Northern Ireland and Scotland voted to remain, British and Welsh voters carried the vote to exit the EU. A real exit will not occur until Article 50 is invoked – and in fact, it might never be invoked. In the aftermath of the vote, global equities plunged hard and fast, Treasuries rallied, and the dollar stabilized (but has yet to strengthen). US equities found a quick bottom and recovered losses before the quarter closed. This scenario posed yet another uncertainty for investors, who are exceptionally unsettled on which characteristics they prefer to own in their portfolios.

A sharp, swift recovery followed the Brexit vote.  This recovery appears to have been driven by continued easy monetary conditions around the globe; it most certainly is not driven by robust economic growth!  In addition to easy monetary conditions, political resolution in Brazil spurred a powerful rally for Brazil and her neighbor to the west, Peru.  The impeachment of President Rousseff and the announcement of economic and social reforms from her successor stabilized the Brazilian Real, and took the Bovespa higher along with it.  Solid returns in Latin America also meant stellar performance for Emerging markets, which outpaced Developed markets the past 6 months and for all of 2016 to date.

II. ATTRIBUTION

During the past six months, the portfolio’s average beta of 0.96 and a residual cash position of about 5% have had a negative impact on the Fund’s return, as international equities have climbed higher.

As we examine the characteristics of the stocks owned by the Fund, we note the portfolio’s bias toward less volatile stocks and those with higher average dividend yield.  This positioning boosted the Fund’s performance during the past six months.  By contrast, the Fund’s bias toward stocks with higher earnings yield (i.e. low P/E ratio) had a negative impact on performance.

In terms of sector and industry positioning, the resurgence in Metals & Mining helped performance substantially; overweights to the Gold & Precious Metals and Aluminum Diversified Metals group combined to add solidly to the Fund’s active return.  Unfortunately, overweighting Diversified Financials and very slightly underweighting Oil and Gas Explorers detracted about one-third of the aforementioned value-added.

In total, our positioning among countries detracted slightly from active return.  Specifically, overweights to South Africa and Italy combined with underweights to Brazil and India had a negative impact on the Fund’s active return.  In contrast, our underweights to Japan and Korea were extremely helpful, as was overweighting the Philippines and Canadian markets.

Great Lakes Disciplined International Smaller Company Fund

Finally, one of the Fund’s main performance impediments was implicit currency exposure.  Principal culprits here were underweights to Japanese Yen and Brazilian Real, and an overweight to the Mexican Peso.  We were able to recoup some of this negative impact via an overweight to the South African Rand.

Stocks – Stock selection was poor during this 6 month period, detracting 80 basis points (bps) from active return. A substantial amount of this drawdown came from British stocks.

UK positions which fared poorly included Equity REITs Derwent London and Great Portland Estates and Construction & Engineering firm Galliford.  Household Durables concern Derwent London also failed to perform to our expectation.

Our biggest positive contributors were Italian companies Brembo SPA and Salvatore Ferragamo and Norwegian outfits Aker BP and Aker A, along with Energy & Equipment Services concern Subsea 7.

III. OUTLOOK

Risk Factors

In the International SMidCap group, our models are risk-averse. The models are tilting strongly toward stocks with larger market capitalization, higher earnings yield and higher dividend yield.

Conversely, the models are tilting strongly against highly volatile and less liquid offerings.

Sectors & Industries

In favor:

•	Financials
	o	Diversified Financials

Out of favor:

•	Consumer Discretionary
	o	Hotels and Restaurants

•	Energy
	o	Oil & Gas Exploration

Style & Other

Smaller-cap growth stocks are out of favor.  We also have a strong bias against stocks with low total and specific risk.

Jon Quigley, CFA

Great Lakes Disciplined International Smaller Company Fund

Past performance is not a guarantee of future results.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. This is greater is emerging markets.  The Funds may invest in ETFs. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear it’s pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities. The small-cap companies in which the Fund invests may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies. Small-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.

The opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedules of investments for complete holdings information.

Diversification does not assure a profit nor protect against loss in a declining market.

Definitions:

Beta measures the sensitivity of rates of return on a fund to general market movements.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

The MSCI ACWI ex USA SMID Cap Index (MSCI) captures mid and small cap representation across 22 of 23 Developed Market (DM) countries. The index is unmanaged and cannot be invested in directly. P/E data excludes non-earning stocks. Price/Earnings Ratio: the Price to Earnings Ratio (P/E) is a measure of value for a company. It is equal to the price of a share of common stock divided by the earnings per share for a twelve-month period. Average Market Capitalization: the product of a security’s price & the number of shares outstanding.

Great Lakes Disciplined International Smaller Company Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return as of September 30, 2016

Since Inception(1)
Institutional Class	2.00%
MSCI All Cap World ex-USA SMID Index(2)	9.22%

(1)	Inception date of the Fund was December 21, 2015.
(2)
MSCI All Cap World ex-USA SMID Index The MSCI ACWI ex-USA SMID Cap Index captures mid and small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Markets countries.  This index cannot be invested in directly.

Great Lakes Disciplined International Smaller Company Fund

Allocation of Portfolio Net Assets (Unaudited)
September 30, 2016(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
September 30, 2016(1)
(% of net assets)

Subsea 7	2.1%
Rohm Co. Ltd.	1.9%
YASKAWA Electric Corp.	1.8%
James Hardie Industries plc	1.8%
Anglo American Platinum Ltd.	1.7%
Barco NV	1.7%
Vedanta Resources plc	1.7%
Korea Zinc Co., Ltd.	1.7%
Telenet Group Holding NV	1.6%
Societe BIC	1.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Large Cap Value Fund

October 31, 2016

Dear Shareholders:

I. INVESTMENT RESULTS

The equity market, as measured by the S&P 500 index, rose 6.4% over the six month period ending September 30, 2016.  Accommodative monetary policy with accompanying low interest rates, a small rise in corporate profits (excluding energy), and relatively better (but still low) U.S. economic growth all supported equities.  A value style indicator, the Russell 1000 Value Index outpaced the equity market with an 8.22% total return.

Total Returns

Share Class	6 Months ended 9/30/16
Institutional Class	6.52%
Russell 1000 Value Index	8.22%

II. ATTRIBUTION

Fund returns led the value style index during the July-September period, but trailed over the first three months and for the half year.  Mixed results among four broad areas (industrial manufacturers, information technology, financials and health care) representing about 55% of the strategy, and reversals of several individual position movements of prior quarters characterized results.  Investor preferences shifted somewhat toward industries more sensitive to the slowly-rising economic pace, so consumer frequent-purchase goods (food, beverages, tobacco, some retail) and electric utilities limited results with energy holdings (global integrated oil and gas producers, oil services and a diversified interstate pipeline) led the strategy.

Nine holdings in seven broad areas (including two financials and two health care positions) dropped over 2% in the period.  Eleven positions in six areas (including three financials, two semiconductor producers, two industrial services and manufacturing companies and two energy positions) all rose over 12%.

III. OUTLOOK

Looking ahead, volatility, which subsided over the summer, may return as a long series of shocks to investment markets which have occurred since this recovery began in 2009 may continue.  Corporate profit growth, excluding the energy area, is still expected to remain low this year.

Ongoing accommodative monetary policies and very low interest rates continue to support equities, especially in relation to fixed income alternatives, but a slow move toward policy normalization may have an unknown effect on investment markets.  Valuation of equities by historical standards is still less attractive than earlier in this decade.  We intend to continue our value approach, emphasizing rising or high earning power, supportive valuation and sufficient diversification.

Edward J. Calkins, CFA
Senior Portfolio Manager
Fund Shareholder

Great Lakes Large Cap Value Fund

Definitions:

The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Past performance does not guarantee future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Great Lakes Large Cap Value Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of September 30, 2016

	1-Year	3-Year	Since Inception(1)
Institutional Class	15.42%	9.50%	12.48%
Russell 1000 Value Index(2)	16.20%	9.70%	12.71%

(1)	Inception date of the Fund was September 28, 2012.
(2)
The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.  This index cannot be invested in directly.

Great Lakes Large Cap Value Fund

Allocation of Portfolio Net Assets (Unaudited)
September 30, 2016(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
September 30, 2016(1)
(% of net assets)

Parker-Hannifin Corp.	3.2%
Apple, Inc.	3.1%
Chubb Ltd.	3.1%
Berkshire Hathaway, Inc. – Class B	2.9%
CVS Health Corp.	2.9%
General Electric Co.	2.8%
Microsoft Corp.	2.7%
Intel Corp.	2.7%
Citigroup, Inc.	2.6%
Ameriprise Financial, Inc.	2.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Small Cap Opportunity Fund

October 31, 2016

Dear Shareholders:

I. INVESTMENT RESULTS

The Russell 2000 Index gained 9.05% in the third quarter of 2016, and is up 13.18% for the six months ending September 30, 2016.  Markets rose steadily over the summer, recovering from the short term shock in late June of the U.K. referendum to leave the European Union.  Most major equity indices are now trading at or very near all-time record levels.

Presidential politics is squarely in investors’ sights, as analysts and pundits alike try to forecast the impact each candidate may have on economic conditions.  All eyes also remain focused on the Federal Reserve, which chose not to increase the Federal Funds rate at its September meeting, but has signaled that it may do so before year end.

The yield on the 10-year Treasury bond rose slightly to 1.58% as of September 30, up about 11 basis points from the end of June. Oil prices were unchanged in the quarter at about $48/barrel, though they did dip below $40 briefly in August before rebounding. Other commodity prices declined, most notably soybean, wheat and corn, where upward revisions to estimated crop yields led to price deterioration of between 9% and 13%. The British Pound lost almost 3% of its value on the heels of the Brexit vote and continues to drift lower, while emerging markets exhibited particular strength, gaining almost 9%.

For the six month period ending September 30, 2016, the Great Lakes Small Cap Opportunity Fund, Institutional Class, returned +9.05% compared to the six month return of +13.18% for the Russell 2000 Index, underperforming the benchmark by 413 basis points.

Total Returns

Share Class	6 Months ended 9/30/16
Investor Class	8.91%
Institutional Class	9.05%
Russell 2000 Index	13.18%

II. ATTRIBUTION

Most of the Fund’s underperformance stems from poor stock selection in the Information Technology, Consumer Staples, and Financial sectors.  Additionally, our underweight in the healthcare sector also dinged relative performance.  The one bright spot for us was in the Consumer Discretionary sector, where the Fund outperformed the Russell 2000 Consumer Discretionary sector by 100 bps.

During the period, strong stock selection in the Consumer Discretionary sector served us well.  Two of our portfolio holdings – DreamWorks Animation and Outerwall – were acquired.  Combined, these two added over 200 basis points of relative contribution to the portfolio.  Additionally, we had a number of stocks including, Live Nation Entertainment, Gentex, Cabela’s, and Tupperware all gaining more than 13% each in the period.  However, offsetting some of the positive gains were our positions in Staples (SPLS) and Office Depot (ODP).  SPLS stock was down 20% and ODP stock declined 35% after the announcement of the government’s rejection on anti-trust grounds of SPLS proposal to acquire ODP. We were disappointed by the government’s decision.  Nevertheless, as stand-alone companies, both SPLS and ODP generate solid free cash flows, have attractive commercial contract businesses, and their valuations remains very compelling.  As a result, we added to both positions during the period.

Great Lakes Small Cap Opportunity Fund

The Information Technology sector was our worst performing sector on a relative basis, underperforming by 150 basis points.  The Russell 2000 IT sector returned 20% versus our portfolio sector return of 10%.  We had four stocks that were down in the period due to disappointing earnings or guidance.  One of those holdings, SeaChange International, was down nearly 40% as the company announced weaker than expected earnings result.  Additionally, there was a management and strategy change that we did not anticipate, so we decided to exit our position.  DBD was also a weak performer in the period.  We also exited this position due to a large acquisition announced by the company which we believe significantly increases the financial (added $2 billion of debt) and operational (integration) risks.  On a positive note, Rackspace Holdings, Inc. was a big winner for us as the company announced that it would sell itself to Apollo Management Group for $32/share in cash, resulting in a 50% increase in the stock price.

Our losses in the Consumer Staples sector results from our position in Chef’s Warehouse (CHEF).  CHEF, a distributor of specialty food products to higher end restaurateurs, significantly reduced its earnings forecast.  As a result, the stock declined 40% during the period, which cost the Fund 80 basis points of underperformance.  While we are favorably disposed to the food distribution business, we have lost our confidence in management’s ability to execute the company’s growth strategy.  We exited the position in September.

The Financial sector cost us about 70 basis point of relative performance.  Much of this stems from our position in First NBC Bank Holdings (FBNC).  During the period, the stock declined 24% due to concerns related to an accounting error in calculating the historical tax credit investments, missing a June regulatory filling.  Initially, we thought that the company had a plan to quickly rectify this issue.  However, as financial statements continued to be delayed, we decided to sell out of our positions due to the increased uncertainty.

An underweight in the strong performing Healthcare sector was responsible for our relative sector underperformance of 40 basis points.  The Funds’ two Healthcare holdings (Bio-Rad Laboratories and Luminex) kept paced with sector return of 19% in the period.  The Fund has consistently been underweight the Healthcare sector, in particular biotechnology and pharmaceutical stocks, which is in line with our investment strategy that focuses on companies with current earnings and cash flow with sustainable valuations.

III. OUTLOOK

Last year at this time we reviewed the IMF’s World Economic Outlook, which suggested that downside risks to global economic growth had become more “pronounced”.  We opined that renewed weakness in commodity prices, credit markets, productivity, capital investment and aggregate demand all supported this observation. Perhaps the 8-10% downdraft in equity markets that had just occurred also helped the IMF reach this conclusion.

And so it is that one year later commodity prices remain weak, credit markets are jittery, productivity has declined year-over-year in the US, and capital investment remains quite sluggish, growing at about 1% in the first half of 2016. The ten-year rate of interest (as represented by the 10-year US Treasury Note) has declined more than 50 basis points from 2.12% last year, and more than one-third of all government debt (much of it Japanese and European) trades with negative yields. It is safe to say that the IMF was at least directionally correct; the global economy has weakened in the last twelve months.

What stands out in this environment is US equities.  Year to date the major US indices have gained 5% (broad large cap indices) to 10% (smaller companies). Around the world, much of the rest of the Americas were up while most of Europe (with the notable exception of the UK) was down, as were China and Japan.  As the rest of the world struggles (recall that much of Latin America is recovering from quite low levels) the US economy continues to lead a somewhat tenuous and sluggish global economic recovery.  The Federal Reserve has carefully crafted a glide path for the US economy thus far, keeping interest rates low enough to promote economic activity while not allowing inflationary pressures to build.

Great Lakes Small Cap Opportunity Fund

At least not yet.  We have taken the position for some time that healthy growth in wages is necessary to sustain solid economic growth in the US.  Since the great recession of 2008-09, wage growth in this country has been stuck below 2%, not enough to push consumption meaningfully higher.  Further, a recent study by the McKinsey Global Institute found that 80% of American households have seen no increase in income in the decade ending in 2015.

At first this might seem odd, as the unemployment rate had dropped from a high of 10% in October 2009 to its current level of 5%.  However, as we have noted in the past, wage growth has been stuck in the 1.5% – 2.5% range since the down turn — less than one-half the growth rate prior to 2008.  As the chart illustrates, the Fed expects to see wage growth reaccelerate to the 4% range before inflation becomes of greater concern.  This is likely the most critical issue facing monetary authorities and one that may have serious consequences if they get it wrong.

Most recent data looks a bit better than it has in the last twelve months. Though the unemployment rate may be at historically low levels, the underemployment rate (which measures not only those whose skills are not being utilized but also those who are employed part time but seek full-time work) and the participation rate (the percentage of those who would like to work but cannot find work) bear closer scrutiny.  The underemployment rate, currently estimated at 13.2%, has remained stubbornly high since the downturn, while the participation rate (currently at about 63%) has remained persistently low.

Recent data suggests that an important part of the participation rate, that of the 25-54 year old cohort, is improving rather rapidly.  In particular, more than 82% of “Millennials” (25-34 years of age) are now participating in the economy (either working or looking for work), which is the highest rate since 2010. This is significant because these two groups tend to be the most productive members of society, and have very high rates of personal consumption.

Labor Participation Rate: 2009-Present

Source: New Albion Partners

According to New Albion Partners, the peak participation rate for Millennials occurred in 1999-2000, reaching 85%+.  It may take time to develop, but perhaps we will see improving wages and incomes in the coming months and years, which should bode well for US economic activity. However, another analysis, done by Sentier

Great Lakes Small Cap Opportunity Fund

Research, suggests that sluggish wage growth for at least one important demographic in this country may be more persistent.  Sentier found that white male high school graduates with no college education have seen their earnings decline (adjusted for inflation) since 1996.  These workers appear to have been hit hardest by the loss of millions of manufacturing jobs since factory employment peaked in the 1970s, according to co-author Gordon Green. The widening earnings gap between those with and without a college education is a hotly debated political issue in the U.S., and also one that may hinder the ability to put the economy back on track.

As we head into the last several months of the year, we remain impressed with the resiliency of US corporate earnings in light of all that has happened over the last 10 years.  It appears that earnings will remain flattish for the full year and as the rapid decline in energy prices moves further into the past, we expect to see modest growth in 2017. While that would be reasonably good news, the future path of interest rates will have a substantial impact on equity prices.  If corporate earnings cause rates to rise (as inflationary pressures build), perhaps equities will be stable.  If rates rise for other reasons — most likely wage pressures — and corporate earnings do not grow in tandem (for example, because companies cannot pass on these higher costs in the form of higher prices), equity markets may have a bit of a rough ride.

The relationship between corporate earnings and interest rates presents a bit of a conundrum, as if we are living in Escher’s “Waterfall”.  We continue to look for signs of both, and believe the portfolio is well positioned to generate satisfying long-term returns for our investors.

Thank you for your trust and patience,

Gary Lenhoff, CFA	Ben Kim, CFA, CPA
Co-Portfolio Manager	Co-Portfolio Manager
Fund Shareholder	Fund Shareholder

Great Lakes Small Cap Opportunity Fund

Past performance does not guarantee future results.

Definitions:

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Free cash flow (FCF) is a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures.  FCF is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Great Lakes Small Cap Opportunity Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of September 30, 2016

	1-Year	3-Year	5-Year	Since Inception(1)
Investor Class	20.13%	5.11%	15.33%	15.92%
Institutional Class	20.50%	5.37%	15.62%	16.23%
Russell 2000 Index(2)	15.47%	6.71%	15.82%	15.23%

(1)	Inception date of each class was December 5, 2008.
(2)
The Russell 2000 Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000 Index, which contains the 3,000 largest companies in the U.S. based on market capitalization.  This index cannot be invested in directly.

Great Lakes Small Cap Opportunity Fund

Allocation of Portfolio Net Assets (Unaudited)
September 30, 2016(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
September 30, 2016(1)
(% of net assets)

Rackspace Hosting, Inc.	4.0%
Lindsay Corp.	3.7%
ADTRAN, Inc.	3.7%
Actuant Corp. – Class A	3.6%
ViaSat, Inc.	3.5%
World Fuel Services Corp.	3.1%
Luminex Corp.	3.0%
Thermon Group Holdings, Inc.	3.0%
Bio-Rad Laboratories, Inc. – Class A	3.0%
Investors Bancorp, Inc.	2.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Funds

Expense Examples (Unaudited)
September 30, 2016

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) on going costs, including management fees, distribution (12b-1) fees (Investor Class only), and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 – September 30, 2016).

ACTUAL EXPENSES
For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Great Lakes Bond Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (4/1/2016)	Value (9/30/2016)	(4/1/2016 to 9/30/2016)
Institutional Class Actual(2)	$1,000.00	$1,037.30	$3.32
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.65%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended September 30, 2016 of 3.73%.

Great Lakes Disciplined Equity Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(3)
	Value (4/1/2016)	Value (9/30/2016)	(4/1/2016 to 9/30/2016)
Institutional Class Actual(4)	$1,000.00	$1,067.30	$4.41
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.85%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended September 30, 2016 of 6.73%.

Great Lakes Funds

Expense Examples (Unaudited) – Continued
September 30, 2016

Great Lakes Disciplined International Smaller Company Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (4/1/2016)	Value (9/30/2016)	(4/1/2016 to 9/30/2016)
Institutional Class Actual(2)	$1,000.00	$1,041.90	$7.42
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.33

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.45%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended September 30, 2016 of 4.19%.

Great Lakes Large Cap Value Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(3)
	Value (4/1/2016)	Value (9/30/2016)	(4/1/2016 to 9/30/2016)
Institutional Class Actual(4)	$1,000.00	$1,065.20	$4.40
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.85%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended September 30, 2016 of 6.52%.

Great Lakes Small Cap Opportunity Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(5)
	Value (4/1/2016)	Value (9/30/2016)	(4/1/2016 to 9/30/2016)
Investor Class Actual(6)	$1,000.00	$1,089.10	$5.81
Investor Class
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.62
Institutional Class Actual(6)	$1,000.00	$1,090.50	$4.51
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.36

(5)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.11% and 0.86% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(6)	Based on the actual returns for the six-month period ended September 30, 2016 of 8.91% and 9.05% for the Investor Class and Institutional Class, respectively.

Great Lakes Bond Fund

Schedule of Investments (Unaudited)
September 30, 2016

Description	Par	Value
CORPORATE BONDS – 53.2%

Consumer Discretionary – 4.9%
Brunswick Corp.
7.375%, 09/01/2023	$150,000	$171,000
Kohl’s Corp.
4.000%, 11/01/2021	1,000,000	1,071,115
Lamar Media Corp.
5.000%, 05/01/2023	400,000	424,000
Lear Corp.
5.375%, 03/15/2024	646,000	696,873
Lennar Corp.
4.750%, 05/30/2025	400,000	408,000
Macy’s Retail Holdings, Inc.
2.875%, 02/15/2023	1,135,000	1,110,909
Pulte Group, Inc.
6.375%, 05/15/2033	200,000	209,333
Service Corp. International
7.500%, 04/01/2027	400,000	472,000
Walt Disney Co.
3.150%, 09/17/2025	693,000	751,337
		5,314,567
Consumer Staples – 4.8%
Anheuser-Busch InBev
3.650%, 02/01/2026	1,000,000	1,076,084
CVS Health Corp.
5.125%, 07/20/2045	800,000	982,890
Diageo Capital plc
2.625%, 04/29/2023	1,000,000	1,030,299
Grupo Bimbo SAB de CV
4.875%, 06/27/2044 (a)	200,000	199,667
HJ Heinz Co.
6.375%, 07/15/2028	175,000	213,215
PepsiCo, Inc.
2.750%, 04/30/2025	1,000,000	1,040,706
Sysco Corp.
2.600%, 06/12/2022	240,000	244,870
TreeHouse Foods, Inc.
4.875%, 03/15/2022	400,000	416,000
		5,203,731

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2016

Description	Par	Value
CORPORATE BONDS – 53.2% (Continued)

Energy – 5.8%
ConocoPhillips Co.
1.050%, 12/15/2017	$2,487,000	$2,470,571
Kinder Morgan, Inc.
5.300%, 12/01/2034	1,170,000	1,169,839
Marathon Oil Corp.
6.000%, 10/01/2017	824,000	852,254
Petroleos Mexicanos
6.375%, 01/23/2045	1,100,000	1,056,000
Schlumberger Investment
2.400%, 08/01/2022 (a)	250,000	254,583
Sinopec Group Overseas Development 2015
2.500%, 04/28/2020 (a)	300,000	305,535
Sunoco Logistics Partners Operations LP
5.300%, 04/01/2044	200,000	202,575
		6,311,357
Financials – 15.8%
Affiliated Managers Group
3.500%, 08/01/2025	260,000	258,957
Ally Financial, Inc.
5.125%, 09/30/2024	400,000	425,000
American Express Co.
1.550%, 05/22/2018	400,000	400,905
Bank of America Corp.
4.000%, 04/01/2024	1,000,000	1,079,363
Bank of Tokyo Mitsubishi
1.650%, 02/26/2018 (a)	100,000	100,060
Carlyle Holdings II Finance
5.625%, 03/30/2043 (a)	445,000	483,953
Citigroup, Inc.
1.350%, 03/10/2017	510,000	510,362
4.500%, 01/14/2022	680,000	751,905
Corporate Office Properties LP
3.700%, 06/15/2021	300,000	310,742
Credit Suisse New York
1.375%, 05/26/2017	300,000	299,703
Daimler Finance North America, LLC
1.650%, 03/02/2018 (a)	250,000	250,534
Federal Realty Investment Trust
4.500%, 12/01/2044	355,000	403,310

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2016

Description	Par	Value
CORPORATE BONDS – 53.2% (Continued)

Financials – 15.8% (Continued)
Fifth Third Bank
1.450%, 02/28/2018	$450,000	$450,845
General Electric Capital Corp.
5.875%, 01/14/2038	400,000	536,795
Goldman Sachs Group, Inc.
5.250%, 07/27/2021	697,000	787,732
5.750%, 01/24/2022	1,070,000	1,244,291
HCP, Inc.
2.625%, 02/01/2020	283,000	287,282
5.375%, 02/01/2021	622,000	697,441
Huntington National Bank
2.200%, 04/01/2019	350,000	353,851
ING Bank
3.750%, 03/07/2017 (a)	150,000	151,564
JPMorgan Chase & Co.
2.250%, 01/23/2020	1,080,000	1,094,698
Macquarie Bank Ltd
2.400%, 01/21/2020 (a)	250,000	253,330
Met Life Global Funding I
3.000%, 01/10/2023 (a)	200,000	206,437
Mitsubishi UFJ Trust & Bank
1.600%, 10/16/2017 (a)	250,000	250,351
Morgan Stanley
5.500%, 07/24/2020	750,000	841,204
New York Life Global Funding
2.150%, 06/18/2019 (a)	200,000	204,244
Nippon Life Insurance Co.
5.100%, 10/16/2044^ (a)	250,000	275,962
Post Apartment Homes LP
3.375%, 12/01/2022	175,000	179,535
Reliance Standard Life II
2.375%, 05/04/2020 (a)	520,000	526,591
S&P Global, Inc.
4.400%, 02/15/2026	338,000	378,411
State Street Corp.
2.550%, 08/18/2020	555,000	575,915
Sumitomo Mitsui Banking Corp.
3.000%, 01/18/2023	200,000	205,042
Symetra Financial Corp.
4.250%, 07/15/2024	250,000	259,976

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2016

Description	Par	Value
CORPORATE BONDS – 53.2% (Continued)

Financials – 15.8% (Continued)
Synovus Financial Corp.
7.875%, 02/15/2019	$400,000	$444,500
UBS
2.375%, 08/14/2019	500,000	510,242
Wells Fargo & Co.
4.125%, 08/15/2023	1,000,000	1,071,108
		17,062,141
Health Care – 5.8%
AbbVie, Inc.
3.600%, 05/14/2025	1,000,000	1,047,150
Aetna, Inc.
2.750%, 11/15/2022	755,000	775,018
Agilent Technologies, Inc.
3.200%, 10/01/2022	470,000	487,732
Becton Dickinson
3.875%, 05/15/2024	1,000,000	1,085,606
Biogen, Inc.
4.050%, 09/15/2025	1,000,000	1,090,758
Eli Lilly & Co.
2.750%, 06/01/2025	665,000	701,686
Health Net, Inc.
6.375%, 06/01/2017	400,000	411,500
Tenet Healthcare Corp.
4.750%, 06/01/2020	300,000	306,000
UnitedHealth Group, Inc.
1.129%, 01/17/2017^	338,000	338,337
		6,243,787
Industrials – 5.3%
ADT Corp.
4.125%, 06/15/2023	400,000	396,000
Burlington Northern Santa Fe
4.450%, 03/15/2043	700,000	796,230
Caterpillar, Inc.
4.300%, 05/15/2044	1,045,000	1,166,493
Eaton Corp.
4.000%, 11/02/2032	762,000	818,592
Owens Corning
3.400%, 08/15/2026	523,000	526,497

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2016

Description	Par	Value
CORPORATE BONDS – 53.2% (Continued)

Industrials – 5.3% (Continued)
Rolls-Royce plc
2.375%, 10/14/2020 (a)	$342,000	$348,985
Stanley Black & Decker, Inc.
3.400%, 12/01/2021	450,000	483,373
US Airways Group, Inc.
6.125%, 06/01/2018	200,000	210,500
Valmont Industries, Inc.
5.000%, 10/01/2044	1,000,000	973,226
		5,719,896
Information Technology – 1.6%
Alibaba Group Holding
2.500%, 11/28/2019	250,000	255,389
Amkor Technology, Inc.
6.375%, 10/01/2022	125,000	129,531
Hewlett Packard Enterprise Co.
2.850%, 10/05/2018 (a)	335,000	341,492
Oracle Corp.
2.500%, 10/15/2022	1,000,000	1,026,952
		1,753,364
Materials – 1.8%
Ashland, Inc.
3.875%, 04/15/2018	400,000	413,500
Dow Chemical Co.
3.000%, 11/15/2022	1,000,000	1,040,321
Glencore Funding, LLC
2.875%, 04/16/2020 (a)	250,000	248,207
Sociedad Quimica Y Minera
4.375%, 01/28/2025 (a)	200,000	202,500
		1,904,528
Real Estate – 0.8%
Kimco Realty Corp. – REIT
3.125%, 06/01/2023	343,000	353,124
2.800%, 10/01/2026	500,000	496,773
		849,897

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2016

Description	Par	Value
CORPORATE BONDS – 53.2% (Continued)

Telecommunication Services – 4.3%
AT&T, Inc.
2.625%, 12/01/2022 (b)	$950,000	$958,836
4.800%, 06/15/2044 (b)	1,300,000	1,369,909
CCO Holdings LLC
5.750%, 01/15/2024	500,000	532,500
Discovery Communications, Inc.
3.450%, 03/15/2025	761,000	753,631
Verizon Communications
3.850%, 11/01/2042	1,100,000	1,051,221
		4,666,097
Utilities – 2.3%
American Electric Power Co., Inc.
2.950%, 12/15/2022	285,000	298,121
Colbun
4.500%, 07/10/2024 (a)	200,000	209,603
Georgia Power Co.
5.950%, 02/01/2039	250,000	325,574
Pacific Gas & Electric Co.
3.250%, 06/15/2023	602,000	641,454
Public Service Enterprise Group Power LLC
3.000%, 06/15/2021	1,000,000	1,030,041
		2,504,793
Total Corporate Bonds
(Cost $55,883,260)		57,534,158

MUNICIPAL BONDS – 17.8%
Broward County, Florida Airport Revenue
Series A
5.000%, 10/01/2026	1,250,000	1,539,775
Cape Girardeau County, Missouri School District 2
4.000%, 04/01/2026 – BAM Insured	500,000	566,175
Chesterfield County, Virginia Industrial Development Authority
0.650%, 08/01/2024^	2,900,000	2,900,000
Chicago, Illinois Board of Education
3.881%, 12/01/2016	875,000	876,269
Series B
5.000%, 12/01/2018 – AMBAC Insured	400,000	413,176

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2016

Description	Par	Value
MUNICIPAL BONDS – 17.8% (Continued)
Chicago, Illinois Wastewater Transmission Revenue
5.180%, 01/01/2027	$1,000,000	$1,089,410
Cook County, Illinois
Series B
4.940%, 11/15/2023 – BAM Insured	500,000	554,095
Detroit, Michigan Water Supply System Revenue
Series B
5.500%, 07/01/2035 – BHAC, FGIC Insured	185,000	196,562
Fort Bend County, Texas Municipal Utility District #25
4.000%, 10/01/2025 – BAM Insured	250,000	280,255
Harris County, Texas Municipal Utility District #165
5.000%, 03/01/2030 – BAM Insured	335,000	397,849
Horatio, Arkansas School District #55
4.750%, 08/01/2024	150,000	150,054
Illinois Sports Facilities Authority
5.000%, 06/15/2022	175,000	201,896
Johnson City, Tennessee Health & Educational
Facilities Board Hospital Revenue
Series 2000 B
5.125%, 07/01/2025 – NATL Insured	135,000	135,298
Kankakee, Illinois
4.000%, 01/01/2025	250,000	274,242
Kankakee, Illinois Sewer Revenue
4.000%, 05/01/2027 – AGM Insured	350,000	384,045
Macon & DeWitt Counties Illinois Community United School District #2
4.500%, 10/01/2020 – AGM Insured	545,000	597,865
Maine Housing Authority Mortgage Revenue
Series A1
3.050%, 11/15/2025	250,000	261,158
Marshall, Michigan Public School District
4.000%, 11/01/2027 – QSBLF Insured	260,000	294,856
Minnesota Housing Finance Agency
Series C
3.200%, 01/01/2025 – FHLMC, FNMA, GNMA Insured	225,000	236,419
New Haven, Michigan Community School District
5.000%, 05/01/2026 – QSBLF Insured	1,000,000	1,239,330
New Jersey Transportation Trust Fund Authority
Series D
5.000%, 12/15/2023	800,000	930,912
4.000%, 06/15/2024	1,000,000	1,071,060

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2016

Description	Par	Value
MUNICIPAL BONDS – 17.8% (Continued)
New York State Housing Finance Agency
Series B
3.950%, 11/01/2034 – FHLMC, FNMA, GNMA Insured	$500,000	$528,900
Niagara, New York Frontier Transportation Authority
Series A
5.000%, 04/01/2023	250,000	289,575
Oak Creek, Wisconsin
Series A
4.000%, 06/01/2026	300,000	351,102
Ohio Housing Finance Agency
Series 1
2.650%, 11/01/2041	985,000	989,068
Pittsburgh & Allegheny County, Pennsylvania Sports & Exhibition Authority
Series B
0.820%, 11/01/2039 – AGM Insured^	400,000	400,000
Puerto Rico Public Finance Corp.
6.000%, 08/01/2026 – AGC Insured	1,000,000	1,342,370
South Lyon, Michigan Community Schools
5.000%, 05/01/2026	360,000	452,228
Tennessee Housing Development Agency Revenue
Series 1A
4.000%, 07/01/2039	280,000	299,639
Total Municipal Bonds
(Cost $18,563,880)		19,243,583

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.1%
Bank of America Commercial Mortgage Trust
Series 2007-4, Class AM
5.808%, 02/10/2051^	256,000	264,013
Series 2008-1, Class AM
6.270%, 02/10/2051^	250,000	261,974
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A4
4.023%, 03/12/2047	500,000	556,526
Commercial Mortgage Trust
Series 2014-UBS5, Class A4
3.838%, 09/12/2047	750,000	823,900
CS First Boston Commercial Mortgage Trust
Series 2003-29, Class 2A3
5.500%, 12/25/2033	68,940	70,377

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2016

Description	Par	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.1% (Continued)
Greenpoint Mortgage
Series 2003-1, Class A1
3.135%, 10/25/2033^	$292,897	$289,439
GS Mortgage Securities Trust
Series 2006-GG8, Class AM
5.591%, 11/10/2039	96,209	96,169
Series 2011-GC5, Class A4
3.707%, 08/10/2044	569,000	616,895
Series 2007-GG10, Class A4
5.795%, 08/10/2045^	260,996	265,253
Series 2014-GC18, Class A4
4.074%, 01/10/2047	500,000	558,189
JPMDB Commercial Mortgage Securities Trust
Series 2016-C2, Class A4
3.144%, 06/15/2049	500,000	527,860
Master Asset Securitization Trust
Series 2003-4, Class 1A1
5.750%, 05/25/2033	258,674	267,207
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C22, Class A4
3.306%, 04/17/2048	500,000	534,397
Series 2015-C25, Class A4
3.372%, 10/15/2048	750,000	805,713
Morgan Stanley Capital I Trust
Series 2007-T27, Class AM
5.643%, 06/11/2042^	150,000	153,304
Series 2016-UB11, Class A4
2.782%, 08/15/2049	1,000,000	1,023,010
Morgan Stanley Mortgage Trust
Series 35
1.112%, 05/20/2021^	8,998	9,021
Residential Funding Mortgage Security I
Series 2004-S3, Class A1
4.750%, 03/25/2019	61,152	61,189
TIAA Seasoned Commercial Mortgage Trust
Series 2007-C4, Class AJ
5.482%, 08/15/2039^	33,819	34,149
UBS – Barclays Commercial Mortgage Trust
Series 2012-C3, Class A4
3.091%, 08/10/2049	500,000	528,452

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2016

Description	Par	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.1% (Continued)
Wells Fargo Commercial Mortgage Trust
Series 2016-C35, Class A4
2.931%, 07/15/2048	$1,000,000	$1,033,475
Series 2016-NXS6, Class A4
2.918%, 11/15/2049 (c)	1,000,000	1,029,954
Total Commercial Mortgage-Backed Securities
(Cost $9,657,514)		9,810,466

U.S. TREASURY SECURITY – 7.4%
U.S. Treasury Note
1.625%, 05/15/2026
Total U.S. Treasury Security
(Cost $8,019,493)	8,000,000	8,012,184

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES – 5.6%
Federal Home Loan Mortgage Association
Series 293, Class IO
4.000%, 11/15/2032 (d)	1,280,481	183,349
Series 3293, Class MP
5.500%, 03/15/2037	130,771	149,399
Federal Home Loan Mortgage Corporation
Series K-712, Class X1
1.362%, 11/25/2019^ (d)	1,153,118	37,614
Series K-026, Class X1
1.035%, 11/25/2022^ (d)	9,700,640	501,594
Series K-027, Class X1
0.825%, 01/25/2023^ (d)	9,707,717	404,189
Federal Home Loan Mortgage Corporation Pool
6.000%, 08/01/2022, #J05364	151,193	161,629
5.000%, 01/01/2024, #C90779	129,619	143,603
2.500%, 08/01/2032, #C91531	247,139	254,645
3.000%, 10/01/2032, #D99625	155,947	164,645
4.000%, 10/01/2040, #G06061	296,229	320,595
4.000%, 08/01/2042, #Q10153	320,962	347,597
Federal National Mortgage Association
Series 2013-M4, Class X1
3.912%, 02/25/2018^ (d)	279,370	8,289
Series 2012-M8, Class X1
2.112%, 12/25/2019^ (d)	1,184,967	36,457

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2016

Description	Par/Shares	Value
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES – 5.6% (Continued)
Federal National Mortgage Association (Continued)
Series 2012-M3, Class X1
0.322%, 01/25/2022^ (d)	$3,175,831	$43,911
Series 2012-M2, Class X
0.776%, 02/25/2022^ (d)	1,318,747	42,904
Series 2012-34, Class PC
5.500%, 01/25/2032	87,184	98,073
Series 2012-90, Class DA
1.500%, 03/25/2042	86,301	85,642
Federal National Mortgage Association Pool
4.066%, 07/01/2020, #465491	281,094	305,017
2.500%, 06/01/2023, #AB9602	226,527	234,919
5.170%, 06/01/2028, #468516	233,110	279,422
4.500%, 06/01/2034, #MA1976	293,916	324,298
6.500%, 12/01/2036, #888112	54,385	62,930
4.500%, 04/01/2039, #930922	281,115	309,788
4.500%, 04/01/2041, #AH9719	203,910	224,369
4.000%, 03/01/2045, #AY6502	516,085	554,674
Government National Mortgage Association
Series 2008-51, Class AY
5.500%, 06/16/2023	325,152	351,996
Series 2013-144, Class UI
4.500%, 10/16/2028 (d)	951,100	88,558
Series 2011-27, Class B
3.000%, 09/16/2034	150,000	151,735
Series 2012-109, Class AB
1.388%, 09/16/2044	66,653	65,585
Government National Mortgage Association Pool
4.500%, 11/20/2033, #003470	148,457	161,596
Total U.S. Government Agency Mortgage-Backed Securities
(Cost $5,790,641)		6,099,022

EXCHANGE TRADED FUNDS – 5.2%
iShares Barclays CMBS Bond Fund	1,858	98,623
iShares iBoxx Investment Grade Corporate Bond Fund	42,595	5,246,852
iShares MBS Bond Fund	3,010	331,371
Total Exchange Traded Funds
(Cost $5,310,864)		5,676,846

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2016

Description	Shares	Value
INVESTMENT COMPANY – 0.7%
Nuveen Quality Municipal Income Fund
Total Investment Company
(Cost $660,342)	49,241	$742,060

SHORT-TERM INVESTMENT – 3.4%
First American Government Obligations Fund – Class Z, 0.25% (e)
Total Short-Term Investment
(Cost $3,727,491)	3,727,491	3,727,491
Total Investments – 102.4%
(Cost $107,613,485)		110,845,810
Other Assets and Liabilities, Net – (2.4)%		(2,601,485)
Total Net Assets – 100.0%		$108,244,325

(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities are deemed to be liquid by the Adviser.  As of September 30, 2016 the value of these investments were $4,813,598, or 4.5% of total net assets.

^	Variable rate security – The rate shown is the rate in effect as of September 30, 2016.
(b)	Security has been designated as collateral for when-issued security.
(c)	Security purchased on a when-issued basis. At September 30, 2016, the value of this security amounted to $1,029,954 or 1.0% of total net assets. See Note 2 in the Notes to Financial Statements.
(d)	Interest only security.
(e)	The rate shown is the annualized seven-day effective yield as of September 30, 2016.
AGC – Assured Guaranty Corporation
AGM – Assured Guaranty
AMBAC – American Municipal Bond Assurance Corporation
BAM – Build America Mutual Assurance Company
BHAC – Berkshire Hathaway Assurance Corporation
FGIC – Federal Guaranty Insurance Company
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
NATL – National Public Finance Guarantee Corporation
QSBLF – School Bond Qualification Program

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments (Unaudited)
September 30, 2016

Description	Shares	Value
COMMON STOCKS – 99.2%

Consumer Discretionary – 14.6%
Amazon.com, Inc.*	2,100	$1,758,351
Chipotle Mexican Grill, Inc.*	1,100	465,850
Home Depot, Inc.	10,300	1,325,404
Las Vegas Sands Corp.	7,100	408,534
Mattel, Inc.	8,000	242,240
McDonald’s Corp.	12,600	1,453,536
Netflix, Inc.*	4,600	453,330
Nike, Inc. – Class B	6,000	315,900
Omnicom Group, Inc.	10,400	884,000
TJX Companies, Inc.	2,100	157,038
Yum! Brands, Inc.	1,500	136,215
		7,600,398
Consumer Staples – 9.7%
Altria Group, Inc.	11,150	705,015
Colgate-Palmolive Co.	4,100	303,974
Constellation Brands, Inc. – Class A	1,800	299,682
Costco Wholesale Corp.	1,600	244,016
Kimberly-Clark Corp.	3,100	391,034
Kroger Co.	32,600	967,568
PepsiCo, Inc.	10,100	1,098,577
Procter & Gamble Co.	9,400	843,650
Sysco Corp.	4,300	210,743
		5,064,259
Energy – 13.1%
Baker Hughes, Inc.	18,400	928,648
Cimarex Energy Co.	1,300	174,681
Exxon Mobil Corp.	24,400	2,129,632
Hess Corp.	9,100	487,942
Marathon Oil Corp.	37,900	599,199
Noble Energy, Inc.	3,300	117,942
ONEOK, Inc.	15,300	786,267
Range Resources Corp.	6,100	236,375
Schlumberger Ltd.	10,700	841,448
Spectra Energy Corp.	12,500	534,375
		6,836,509
Financials – 8.9%
BlackRock, Inc.	600	217,476
Chubb Ltd.	2,100	263,865
Citizens Financial Group, Inc.	6,100	150,731

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2016

Description	Shares	Value
COMMON STOCKS – 99.2% (Continued)

Financials – 8.9% (Continued)
CME Group, Inc.	12,800	$1,337,856
Goldman Sachs Group, Inc.	1,100	177,397
Leucadia National Corp.	27,200	517,888
MetLife, Inc.	15,300	679,779
T. Rowe Price Group, Inc.	1,500	99,750
Torchmark Corp.	2,100	134,169
Travelers Companies, Inc.	9,200	1,053,860
		4,632,771
Health Care – 12.4%
Becton, Dickinson and Co.	4,100	736,893
Bristol-Myers Squibb Co.	3,000	161,760
Danaher Corp.	17,700	1,387,503
Eli Lilly & Co.	1,500	120,390
Johnson & Johnson	17,500	2,067,275
Pfizer, Inc.	43,200	1,463,184
Stryker Corp.	1,300	151,333
Varian Medical Systems, Inc.*	1,500	149,295
Zimmer Biomet Holdings, Inc.	1,700	221,034
		6,458,667
Industrials – 14.3%
3M Co.	7,200	1,268,856
Boeing Co.	8,600	1,132,964
C.H. Robinson Worldwide, Inc.	10,100	711,646
Caterpillar, Inc.	2,000	177,540
CSX Corp.	5,200	158,600
Emerson Electric Co.	6,500	354,315
Expeditors International of Washington, Inc.	6,200	319,424
Raytheon Co.	2,900	394,777
Union Pacific Corp.	6,600	643,698
United Parcel Service, Inc. – Class B	12,700	1,388,872
Verisk Analytics, Inc.*	3,400	276,352
Waste Management, Inc.	10,300	656,728
		7,483,772
Information Technology – 16.5%
Alphabet, Inc. – Class C*	1,550	1,204,799
Apple, Inc.	2,600	293,930
Broadcom Ltd.	4,800	828,096
Cisco Systems, Inc.	18,100	574,132

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2016

Description	Shares	Value
COMMON STOCKS – 99.2% (Continued)

Information Technology – 16.5% (Continued)
Fiserv, Inc.*	4,550	$452,589
Intel Corp.	50,093	1,891,011
International Business Machines Corp.	5,000	794,250
Microsoft Corp.	39,222	2,259,187
Vantiv, Inc. – Class A*	2,600	146,302
Xilinx, Inc.	2,800	152,152
		8,596,448
Materials – 6.4%
Air Products & Chemicals, Inc.	4,700	706,598
Alcoa, Inc.	22,000	223,080
Ball Corp.	16,300	1,335,785
Ecolab, Inc.	1,600	194,752
Martin Marietta Materials, Inc.	3,100	555,241
Nucor Corp.	4,400	217,580
Praxair, Inc.	1,000	120,830
		3,353,866
Real Estate – 3.3%
Apartment Investment & Management Co. – Class A – REIT	2,100	96,411
Boston Properties, Inc. – REIT	3,900	531,531
Public Storage – REIT	1,100	245,454
Simon Property Group, Inc. – REIT	1,100	227,711
UDR, Inc. – REIT	4,100	147,559
Vornado Realty Trust – REIT	4,700	475,687
		1,724,353
Total Common Stocks
(Cost $47,484,772)		51,751,043

CONTINGENT VALUE RIGHTS – 0.0%
Safeway Casa Ley* (a)	12,910	13,102
Safeway PDC, LLC* (a)	12,910	630
Total Contingent Value Rights
(Cost $0)		13,732

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2016

Description	Shares	Value
SHORT-TERM INVESTMENT – 0.8%
First American Government Obligations Fund – Class Z, 0.25%^
Total Short-Term Investment
(Cost $407,761)	407,761	$407,761
Total Investments – 100.0%
(Cost $47,892,533)		52,172,536
Other Assets and Liabilities, Net – 0.0%		19,953
Total Net Assets – 100.0%		$52,192,489

*	Non-income producing security.
(a)	Security considered illiquid and is categorized in Level 3 of the fair value hierarchy. See Notes 2 and 3 in the Notes to Financial Statements.
^	The rate shown is the annualized seven-day effective yield as of September 30, 2016.
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments (Unaudited)
September 30, 2016

Description	Shares	Value
COMMON STOCKS – 96.9%

Australia – 2.2%
ASX Ltd.	200	$7,410
Bank of Queensland Ltd.	1,378	12,069
Brickworks Ltd.	2,650	28,315
		47,794
Belgium – 4.8%
Barco NV	456	35,781
Sofina SA	215	30,716
Telenet Group Holding NV*	668	34,895
		101,392
Brazil – 1.4%
Companhia Energetica de Sao Paulo – Class B	6,708	30,610

Canada – 6.7%
Cominar – REIT	1,151	13,388
Eldorado Gold Corp.*	6,457	25,396
Granite Real Estate Investment Trust – REIT	943	28,809
Kinross Gold Corp.*	3,454	14,559
Manitoba Telecom Services, Inc.	975	28,018
Quebecor, Inc. – Class B	1,078	32,760
		142,930
China – 0.5%
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. – Class H*	2,028	5,002
Tsingtao Brewery Co., Ltd. – Class H	1,581	6,189
		11,191
Denmark – 1.5%
William Demant Holding*	1,600	32,652

France – 4.5%
BioMerieux	209	31,147
SCOR SE	936	29,108
Societe BIC	236	34,892
		95,147
Germany – 4.2%
Fielmann AG	371	30,249
Krones AG	262	25,499
Rational AG	68	34,118
		89,866

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2016

Description	Shares	Value
COMMON STOCKS – 96.9% (Continued)

Hong Kong – 4.1%
ASM Pacific Technology Ltd.	1,032	$8,542
Great Eagle Holdings Ltd.	2,687	12,086
Hopewell Holdings Ltd.	5,597	20,516
Kerry Properties Ltd.	3,658	12,017
Television Broadcasts Ltd.	8,772	33,587
		86,748
Hungary – 1.6%
MOL Hungarian Oil & Gas plc	539	33,392

Ireland – 1.8%
James Hardie Industries plc	2,450	38,358

Italy – 3.2%
Autogrill SpA	2,010	17,036
Brembo	325	19,394
Salvatore Ferragamo SpA	1,275	32,361
		68,791
Japan – 16.6%
IBIDEN Co., Ltd.	1,110	14,925
Isetan Mitsukoshi Holdings Ltd.	549	5,406
Iwatani Corp.	895	5,527
MEITEC Corp.	870	30,645
Miraca Holdings, Inc.	129	6,432
Mitsui O.S.K. Lines, Ltd.	12,090	28,114
Musashino Bank, Ltd.	860	21,758
NHK Spring Co., Ltd.	3,030	29,373
ORIX JREIT, Inc. – REIT	10	17,560
OSG Corp.	843	16,808
Rohm Co. Ltd.	773	40,745
SBI Holdings, Inc.	2,810	33,564
Taisho Pharmaceutical Holdings Co., Ltd.	42	4,305
TonenGeneral Sekiyu	3,280	33,262
Yamaguchi Financial Group, Inc.	2,570	27,394
YASKAWA Electric Corp.	2,584	38,649
		354,467
Jersey – 0.8%
Randgold Resources Ltd.	173	17,339

Luxembourg – 2.1%
Subsea 7*	4,220	45,537

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2016

Description	Shares	Value
COMMON STOCKS – 96.9% (Continued)

Mexico – 2.8%
Grupo Aeroportuario del Sureste	2,070	$30,280
Industrias Bachoco SAB de CV	7,251	30,302
		60,582
New Zealand – 2.3%
Contact Energy Ltd.	8,213	30,144
Vector Ltd.	7,526	18,097
		48,241
Philippines – 3.6%
Globe Telecom, Inc.	750	31,665
GT Capital Holdings, Inc.	1,060	31,593
Jollibee Foods Corp.	2,686	13,695
		76,953
Poland – 1.7%
Grupa Lotos SA*	3,379	25,166
KGHM Polska Miedz SA	522	10,171
		35,337
Singapore – 1.6%
Venture Corp. Ltd.	5,039	33,358

South Africa – 4.8%
Anglo American Platinum Ltd.*	1,288	36,236
Investec Ltd.	1,508	9,257
Massmart Holdings Ltd.	3,320	28,720
RMB Holdings Ltd.	6,725	28,693
		102,906
South Korea – 3.7%
Kangwon Land, Inc.	356	12,721
Korea Zinc Co., Ltd.	80	35,102
Lotte Shopping Co., Ltd.	161	30,317
		78,140
Spain – 3.1%
Mediaset Espana Comunicacion	2,655	31,473
Tecnicas Reunidas SA	885	34,528
		66,001

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2016

Description	Shares	Value
COMMON STOCKS – 96.9% (Continued)

Sweden – 4.6%
Indutrade AB	1,350	$28,989
Intrum Justitia AB	890	28,704
Latour Investment AB – Class B	797	32,608
Peab AB	1,004	8,660
		98,961
Switzerland – 3.2%
Banque Cantonale Vaudoise	50	32,832
Straumann Holding AG	89	34,817
		67,649
United Kingdom – 9.5%
Berkeley Group Holdings plc	927	30,974
Derwent London plc – REIT	550	18,538
Great Portland Estates plc – REIT	2,410	19,764
Intertek Group plc	730	32,955
St. James’s Place plc	970	11,907
Travis Perkins plc	967	19,288
Ultra Electronics Holdings plc	1,459	33,516
Vedanta Resources plc	4,708	35,560
		202,502
Total Common Stocks
(Cost $1,999,656)		2,066,844

SHORT-TERM INVESTMENT – 3.3%
First American Government Obligations – Class Z, 0.25%^
Total Short-Term Investment
(Cost $70,870)	70,870	70,870
Total Investments – 100.2%
(Cost $2,070,526)		2,137,714
Other Assets and Liabilities, Net – (0.2)%		(3,992)
Total Net Assets – 100.0%		$2,133,722

*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of September 30, 2016.
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2016

At September 30, 2016, the sector diversification for the Fund was as follows:
% of
Sector	Net Assets
Industrials	17.7%
Consumer Discretionary	16.6%
Financials	15.0%
Materials	11.3%
Information Technology	8.1%
Energy	8.0%
Health Care	5.4%
Real Estate	5.2%
Utilities	3.7%
Consumer Staples	3.1%
Telecommunication Services	2.8%
Short-Term Investment	3.3%
Other Assets and Liabilities, Net	(0.2)%
Total	100.0%

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Schedule of Investments (Unaudited)
September 30, 2016

Description	Shares	Value
COMMON STOCKS – 96.0%

Consumer Discretionary – 5.5%
BorgWarner, Inc.	13,976	$491,675
Harley-Davidson, Inc.	20,044	1,054,114
Target Corp.	17,929	1,231,364
		2,777,153
Consumer Staples – 9.2%
Altria Group, Inc.	5,849	369,832
CVS Health Corp.	16,318	1,452,139
Mondelez International, Inc.	16,303	715,702
PepsiCo, Inc.	9,160	996,333
Philip Morris International, Inc.	11,001	1,069,517
		4,603,523
Energy – 14.7%
Chevron Corp.	9,595	987,517
ConocoPhillips	23,548	1,023,632
National Oilwell Varco, Inc.	29,636	1,088,827
Phillips 66	12,613	1,015,977
Royal Dutch Shell – ADR	25,050	1,254,253
Schlumberger Ltd.	12,630	993,223
Spectra Energy Corp.	23,589	1,008,430
		7,371,859
Financials – 22.1%
American Express Co.	14,349	918,910
Ameriprise Financial, Inc.	12,834	1,280,448
Bank of America Corp.	76,725	1,200,746
Berkshire Hathaway, Inc. – Class B*	10,220	1,476,483
Chubb Ltd.	12,245	1,538,584
Citigroup, Inc.	27,263	1,287,632
MetLife, Inc.	21,164	940,317
Prudential Financial, Inc.	15,679	1,280,190
Wells Fargo & Co.	26,088	1,155,177
		11,078,487
Health Care – 12.2%
Abbott Laboratories	22,375	946,239
AbbVie, Inc.	14,944	942,518
Aetna, Inc.	10,570	1,220,306
Amgen, Inc.	5,955	993,354
Cigna Corp.	7,359	959,025
Merck & Co., Inc.	17,243	1,076,136
		6,137,578

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2016

Description	Shares	Value
COMMON STOCKS – 96.0% (Continued)

Industrials – 14.2%
3M Co.	2,750	$484,632
Eaton Corp.	14,701	966,003
Emerson Electric Co.	13,364	728,472
General Electric Co.	47,152	1,396,642
Honeywell International, Inc.	4,210	490,844
Lockheed Martin Corp.	4,055	972,065
Norfolk Southern Corp.	5,422	526,259
Parker-Hannifin Corp.	12,626	1,584,942
		7,149,859
Information Technology – 14.4%
Accenture plc – Class A	5,158	630,153
Apple, Inc.	13,869	1,567,890
Intel Corp.	36,024	1,359,906
Microsoft Corp.	23,770	1,369,152
Oracle Corp.	30,668	1,204,639
QUALCOMM, Inc.	16,254	1,113,399
		7,245,139
Materials – 1.0%
Dow Chemical Co.	9,765	506,120

Utilities – 2.7%
Duke Energy Corp.	9,179	734,687
Public Service Enterprise Group, Inc.	15,118	632,991
		1,367,678
Total Common Stocks
(Cost $44,159,093)		48,237,396

SHORT-TERM INVESTMENT – 3.8%
First American Government Obligations – Class Z, 0.25%^
Total Short-Term Investment
(Cost $1,912,668)	1,912,668	1,912,668
Total Investments – 99.8%
(Cost $46,071,761)		50,150,064
Other Assets and Liabilities, Net – 0.2%		91,284
Total Net Assets – 100.0%		$50,241,348

*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of September 30, 2016.
ADR – American Depositary Receipt

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Schedule of Investments (Unaudited)
September 30, 2016

Description	Shares	Value
COMMON STOCKS – 93.6%

Consumer Discretionary – 18.8%
Cabela’s, Inc.*	14,970	$822,302
Capella Education Co.	28,249	1,639,572
Gentex Corp.	95,960	1,685,058
John Wiley & Sons, Inc. – Class A	38,391	1,981,359
La Quinta Holdings, Inc.*	131,386	1,468,895
Live Nation Entertainment, Inc.*	58,041	1,594,967
Office Depot, Inc.	316,924	1,131,419
Staples, Inc.	170,922	1,461,383
Tupperware Brands Corp.	26,002	1,699,751
Zumiez, Inc.*	67,646	1,217,628
		14,702,334
Energy – 4.3%
Geospace Technologies Corp.*	47,217	919,787
World Fuel Services Corp.	52,225	2,415,929
		3,335,716
Financials – 20.0%
Aspen Insurance Holdings Ltd.	33,184	1,546,042
Atlas Financial Holdings, Inc.*	44,261	697,996
Banco Latinoamericano de Comercio Exterior SA	66,999	1,888,032
Berkshire Hills Bancorp, Inc.	72,187	2,000,302
Endurance Specialty Holdings Ltd.	11,716	766,812
Horace Mann Educators Corp.	55,415	2,030,960
Investors Bancorp, Inc.	169,586	2,036,728
Jones Lang LaSalle, Inc.	13,578	1,545,041
Triumph Bancorp, Inc.*	40,785	809,174
Umpqua Holdings Corp.	51,267	771,568
United Fire Group, Inc.	36,274	1,535,116
		15,627,771
Health Care – 6.0%
Bio-Rad Laboratories, Inc. – Class A*	14,281	2,339,370
Luminex Corp.*	104,372	2,371,332
		4,710,702
Industrials – 23.0%
Actuant Corp. – Class A	120,861	2,808,810
Armstrong Flooring, Inc.*	61,974	1,170,069
EnerSys	18,154	1,256,075
Kennametal, Inc.	26,546	770,365

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2016

Description	Shares	Value
COMMON STOCKS – 93.6% (Continued)

Industrials – 23.0% (Continued)
Kirby Corp.*	14,223	$884,102
Lindsay Corp.	39,281	2,906,008
MSC Industrial Direct Co., Inc. – Class A	10,568	775,797
Thermon Group Holdings, Inc.*	118,562	2,341,599
UniFirst Corp.	8,927	1,177,114
Werner Enterprises, Inc.	64,588	1,502,963
WESCO International, Inc.*	13,242	814,251
Woodward, Inc.	25,195	1,574,184
		17,981,337
Information Technology – 19.5%
ADTRAN, Inc.	150,207	2,874,962
Mentor Graphics Corp.	35,909	949,434
Progress Software Corp.*	26,562	722,486
Rackspace Hosting, Inc.*	99,478	3,152,458
ScanSource, Inc.*	33,191	1,211,471
Teradata Corp.*	52,945	1,641,295
VASCO Data Security International, Inc.*	67,655	1,191,405
ViaSat, Inc.*	36,667	2,737,192
XO Group, Inc.*	38,689	747,858
		15,228,561
Materials – 2.0%
FMC Corp.	24,071	1,163,592
Intrepid Potash, Inc.*	337,754	381,662
		1,545,254
Total Common Stocks
(Cost $69,043,132)		73,131,675

SHORT-TERM INVESTMENT – 7.0%
First American Government Obligations Fund – Class Z, 0.25%^
Total Short-Term Investment
(Cost $5,487,944)	5,487,944	5,487,944
Total Investments – 100.6%
(Cost $74,531,076)		78,619,619
Other Assets and Liabilities, Net – (0.6)%		(492,239)
Total Net Assets – 100.0%		$78,127,380

*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of September 30, 2016.

See Notes to the Financial Statements

Great Lakes Funds

Statements of Assets and Liabilities (Unaudited)
September 30, 2016

			Disciplined
			International
		Disciplined	Smaller
	Bond Fund	Equity Fund	Company Fund
ASSETS
Investment securities:
At cost	$107,613,485	$47,892,533	$2,070,526
At value	$110,845,810	$52,172,536	$2,137,714
Cash	—	2,397	3,155
Receivable for investment securities sold	1,269,209	—	—
Dividends & interest receivable	921,411	31,800	4,514
Receivable due from Adviser	—	—	14,993
Receivable for capital shares sold	196,626	42,486	—
Prepaid expenses	18,614	6,692	10,323
Total Assets	113,251,670	52,255,911	2,170,699
LIABILITIES
Distributions payable	141,381	—	—
Payable for investment securities purchased	4,769,215	—	—
Payable for capital shares redeemed	9,007	9,518	—
Payable to Adviser	38,637	22,179	—
Payable for fund administration & accounting fees	22,325	10,898	10,985
Payable for compliance fees	1,561	1,562	1,564
Payable for transfer agent fees & expenses	2,987	2,443	4,271
Payable for custody fees	1,569	1,098	1,842
Payable for trustee fees	2,612	2,776	2,756
Accrued other fees	18,051	12,948	15,559
Total Liabilities	5,007,345	63,422	36,977
NET ASSETS	$108,244,325	$52,192,489	$2,133,722
COMPOSITION OF NET ASSETS
Paid-in capital	$106,391,311	$45,929,232	$2,085,991
Accumulated undistributed net investment income (loss)	(76,354)	(2,551)	15,894
Accumulated net realized gain (loss) on investments
and foreign currency translations	(1,302,957)	1,985,805	(35,339)
Net unrealized appreciation (depreciation) of:
Investments	3,232,325	4,280,003	67,188
Foreign currency translation	—	—	(12)
Total net assets	$108,244,325	$52,192,489	$2,133,722

Institutional Class Shares:
Net Assets	$108,244,325	$52,192,489	$2,133,722
Shares issued and outstanding(1)	10,772,856	3,415,826	209,254
Net asset value, offering price, and redemption price per share(2)	$10.05	$15.28	$10.20

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% is assessed against shares redeemed within 60 days of purchase for the Disciplined International Smaller Company Fund only.

See Notes to the Financial Statements

Great Lakes Funds

Statements of Assets and Liabilities (Unaudited) – Continued
September 30, 2016

		Small Cap
	Large Cap	Opportunity
	Value Fund	Fund
ASSETS
Investment securities:
At cost	$46,071,761	$74,531,076
At value	$50,150,064	$78,619,619
Receivable for investment securities sold	—	1,143,405
Dividends & interest receivable	56,542	78,012
Receivable for capital shares sold	79,209	120,585
Prepaid expenses	17,201	12,526
Total Assets	50,303,016	79,974,147
LIABILITIES
Payable for investment securities purchased	—	1,539,360
Payable for capital shares redeemed	9,551	220,770
Payable to Adviser	22,075	38,054
Payable for fund administration & accounting fees	10,257	10,949
Payable for compliance fees	1,562	1,562
Payable for transfer agent fees & expenses	2,057	6,967
Payable for custody fees	732	1,503
Payable for trustee fees	2,689	2,664
Accrued other fees	12,745	17,754
Accrued distribution fees	—	7,184
Total Liabilities	61,668	1,846,767
NET ASSETS	$50,241,348	$78,127,380
COMPOSITION OF NET ASSETS
Paid-in capital	$43,663,617	$76,894,951
Accumulated undistributed net investment income (loss)	(2,541)	637,604
Accumulated undistributed net realized gain (loss) on investments	2,501,969	(3,493,718)
Net unrealized appreciation of investments	4,078,303	4,088,543
Total net assets	$50,241,348	$78,127,380

Investor Class Shares:
Net Assets	$—	$10,189,411
Shares issued and outstanding(1)	—	651,475
Net asset value, offering price, and redemption price per share	$—	$15.64
Institutional Class Shares:
Net Assets	$50,241,348	$67,937,969
Shares issued and outstanding(1)	3,538,878	4,273,355
Net asset value, offering price, and redemption price per share	$14.20	$15.90

(1)  Unlimited shares authorized without par value.

See Notes to the Financial Statements

Great Lakes Funds

Statements of Operations (Unaudited)
For the Six Months Ended September 30, 2016

			Disciplined
			International
		Disciplined	Smaller
	Bond Fund	Equity Fund	Company Fund
INVESTMENT INCOME:
Interest income	$1,329,373	$823	$133
Dividend income	108,108	529,430	34,852
Less: Foreign taxes withheld	—	—	(3,875)
Total investment income	1,437,481	530,253	31,110

EXPENSES:
Investment advisory fees (See Note 4)	200,292	149,368	10,441
Fund administration & accounting fees (See Note 4)	49,703	28,675	38,575
Transfer agent fees & expenses (See Note 4)	13,789	11,457	7,271
Federal & state registration fees	12,786	13,095	14,639
Audit fees	8,052	6,957	8,784
Legal fees	5,124	5,124	5,124
Custody fees (See Note 4)	5,065	3,758	15,937
Trustee fees	4,884	4,884	4,881
Compliance fees (See Note 4)	4,761	4,761	4,761
Other fees	4,190	3,644	2,725
Postage & printing fees	3,157	3,216	2,316
Total expenses	311,803	234,939	115,454
Add: Fee recoupment (See Note 4)	13,671	—	—
Less: Fee reimbursement/waiver from investment adviser (See Note 4)	—	(23,334)	(100,315)
Total net expenses	325,474	211,605	15,139
NET INVESTMENT INCOME	1,112,007	318,648	15,971

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	854,650	2,834,499	5,180
Foreign currency translation	—	—	(4,598)
Net change in unrealized appreciation (depreciation) of:
Investments	1,558,364	115,880	68,087
Foreign currency translation	—	—	(166)
Net realized and unrealized gain on investments	2,413,014	2,950,379	68,503

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,525,021	$3,269,027	$84,474

See Notes to the Financial Statements

Great Lakes Funds

Statements of Operations (Unaudited) – Continued
For the Six Months Ended September 30, 2016

		Small Cap
	Large Cap	Opportunity
	Value Fund	Fund
INVESTMENT INCOME:
Interest income	$1,777	$6,835
Dividend income	649,543	500,130
Less: Foreign taxes withheld	(6,881)	—
Total investment income	644,439	506,965

EXPENSES:
Investment advisory fees (See Note 4)	147,263	224,066
Fund administration & accounting fees (See Note 4)	27,488	31,987
Federal & state registration fees	12,217	15,008
Transfer agent fees & expenses (See Note 4)	11,110	17,605
Audit fees	6,957	6,957
Legal fees	5,124	5,124
Trustee fees	4,786	4,884
Compliance fees (See Note 4)	4,761	4,761
Other fees	3,480	3,931
Custody fees (See Note 4)	2,578	3,136
Postage & printing fees	2,040	4,184
Distribution fees – Investor Class (See Note 5)	—	12,510
Total expenses before reimbursement/waiver	227,804	334,153
Less: Fee reimbursement/waiver from investment adviser (See Note 4)	(19,181)	—
Total net expenses	208,623	334,153
NET INVESTMENT INCOME	435,816	172,812

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	936,649	395,389
Net change in unrealized appreciation of investments	1,723,558	5,907,220
Net realized and unrealized gain on investments	2,660,207	6,302,609

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,096,023	$6,475,421

See Notes to the Financial Statements

Great Lakes Bond Fund

Statements of Changes in Net Assets

	Six Months Ended	For the Year
	September 30, 2016	Ended
	(Unaudited)	March 31, 2016
OPERATIONS:
Net investment income	$1,112,007	$1,858,535
Net realized gain (loss) on investments	854,650	(1,668,490)
Net change in unrealized appreciation of investments	1,558,364	1,145,111
Net increase resulting from operations	3,525,021	1,335,156

CAPITAL SHARE TRANSACTIONS:
Investor Class:(1)
Proceeds from shares sold	—	4,044
Proceeds from reinvestment of distributions	—	43
Payment for conversion of Institutional Class shares	—	(4,167)
Payments for shares redeemed	—	(1,151)
Decrease in net assets from Investor Class transactions	—	(1,231)
Institutional Class:
Proceeds from shares sold	20,286,650	40,468,793
Proceeds from reinvestment of distributions	335,623	513,935
Proceeds from conversion of Investor Class shares	—	4,167
Payments for shares redeemed	(7,413,332)	(20,100,101)
Increase in net assets from Institutional Class transactions	13,208,941	20,886,794
Net increase in net assets from capital share transactions	13,208,941	20,885,563

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class(1)	—	(43)
Institutional Class	(1,145,849)	(1,998,193)
From net realized gains:
Investor Class(1)	—	—
Institutional Class	—	—
Total distributions to shareholders	(1,145,849)	(1,998,236)
TOTAL INCREASE IN NET ASSETS	15,588,113	20,222,483

NET ASSETS:
Beginning of Period	92,656,212	72,433,729
End of Period*	$108,244,325	$92,656,212

* Includes accumulated undistributed net investment loss of	$(76,354)	$(42,512)

(1)	Investor Class shares converted to Institutional Class shares on March 30, 2016. See Note 1 in the Notes to Financial Statements.

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Statements of Changes in Net Assets

	Six Months Ended	For the Year
	September 30, 2016	Ended
	(Unaudited)	March 31, 2016
OPERATIONS:
Net investment income	$318,648	$535,984
Net realized gain (loss) on investments	2,834,499	(833,192)
Net change in unrealized appreciation (depreciation) of investments	115,880	(353,313)
Net increase (decrease) resulting from operations	3,269,027	(650,521)

CAPITAL SHARE TRANSACTIONS:
Investor Class:(1)
Proceeds from shares sold	—	2,600
Proceeds from reinvestment of distributions	—	2,608
Payment for conversion of Institutional Class shares	—	(73,331)
Payments for shares redeemed	—	(112,940)
Decrease in net assets from Investor Class transactions	—	(181,063)
Institutional Class:
Proceeds from shares sold	6,739,845	14,119,265
Proceeds from reinvestment of distributions	197,966	976,292
Proceeds from conversion of Investor Class shares	—	73,331
Payments for shares redeemed	(5,537,186)	(16,039,549)
Increase (decrease) in net assets from Institutional Class transactions	1,400,625	(870,661)
Net increase (decrease) in net assets from capital share transactions	1,400,625	(1,051,724)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class(1)	—	(843)
Institutional Class	(329,075)	(530,221)
From net realized gains:
Investor Class(1)	—	(1,764)
Institutional Class	—	(1,199,696)
Total distributions to shareholders	(329,075)	(1,732,524)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,340,577	(3,434,769)

NET ASSETS:
Beginning of Period	47,851,912	51,286,681
End of Period*	$52,192,489	$47,851,912

* Includes accumulated undistributed net investment income (loss) of	$(2,551)	$7,876

(1)	Investor Class shares converted to Institutional Class shares on March 30, 2016. See Note 1 in the Notes to Financial Statements.

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Statement of Changes in Net Assets

	Six Months Ended	For the Period
	September 30, 2016	Inception(1) Through
	(Unaudited)	March 31, 2016
OPERATIONS:
Net investment income	$15,971	$4,048
Net realized (gain) loss on:
Investments	5,180	(31,490)
Foreign currency translation	(4,598)	(8,565)
Net change in unrealized appreciation (depreciation) of:
Investments	68,087	(899)
Foreign currency translation	(166)	154
Net increase (decrease) resulting from operations	84,474	(36,752)

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	26,000	2,060,000
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—
Increase in net assets from Institutional Class transactions	26,000	2,060,000
Net increase in net assets from capital share transactions	26,000	2,060,000

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Institutional Class	—	—
From net realized gains:
Institutional Class	—	—
Total distributions to shareholders	—	—
TOTAL INCREASE IN NET ASSETS	110,474	2,023,248

NET ASSETS:
Beginning of Period	2,023,248	—
End of Period*	$2,133,722	$2,023,248

* Includes accumulated undistributed net investment income (loss) of	$15,894	$(77)

(1)	Inception date of the Fund was December 21, 2015.

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Statements of Changes in Net Assets

	Six Months Ended	For the Year
	September 30, 2016	Ended
	(Unaudited)	March 31, 2016
OPERATIONS:
Net investment income	$435,816	$832,252
Net realized gain on investments	936,649	1,631,343
Net change in unrealized appreciation (depreciation) of investments	1,723,558	(2,347,931)
Net increase resulting from operations	3,096,023	115,664

CAPITAL SHARE TRANSACTIONS:
Investor Class:(1)
Proceeds from shares sold	—	10,500
Proceeds from reinvestment of distributions	—	34,882
Payment for conversion of Institutional Class shares	—	(639,882)
Payments for shares redeemed	—	(101,850)
Decrease in net assets from Investor Class transactions	—	(696,350)
Institutional Class:
Proceeds from shares sold	5,749,224	17,552,488
Proceeds from reinvestment of distributions	165,232	1,204,631
Proceeds from conversion of Investor Class shares	—	639,882
Payments for shares redeemed	(4,467,441)	(12,839,788)
Increase in net assets from Institutional Class transactions	1,447,015	6,557,213
Net increase in net assets from capital share transactions	1,447,015	5,860,863

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class(1)	—	(10,396)
Institutional Class	(438,357)	(822,408)
From net realized gains:
Investor Class(1)	—	(24,487)
Institutional Class	—	(1,918,458)
Total distributions to shareholders	(438,357)	(2,775,749)
TOTAL INCREASE IN NET ASSETS	4,104,681	3,200,778

NET ASSETS:
Beginning of Period	46,136,667	42,935,889
End of Period*	$50,241,348	$46,136,667

* Includes accumulated undistributed net investment loss of	$(2,541)	$—

(1)	Investor Class shares converted to Institutional Class shares on March 30, 2016. See Note 1 in the Notes to Financial Statements.

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Statements of Changes in Net Assets

	Six Months Ended	For the Year
	September 30, 2016	Ended
	(Unaudited)	March 31, 2016
OPERATIONS:
Net investment income	$172,812	$464,931
Net realized gain (loss) on investments	395,389	(3,847,689)
Net change in unrealized appreciation (depreciation) of investments	5,907,220	(2,885,989)
Net increase (decrease) resulting from operations	6,475,421	(6,268,747)

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	244,669	129,976
Proceeds from reinvestment of distributions	—	793,118
Payments for shares redeemed	(781,169)	(5,177,139)
Decrease in net assets from Investor Class transactions	(536,500)	(4,254,045)
Institutional Class:
Proceeds from shares sold	7,360,766	30,323,181
Proceeds from reinvestment of distributions	—	2,855,087
Payments for shares redeemed	(5,670,915)	(43,202,815)
Increase (decrease) in net assets from Institutional Class transactions	1,689,851	(10,024,547)
Net increase (decrease) in net assets from capital share transactions	1,153,351	(14,278,592)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	—	(8,602)
Institutional Class	—	(95,536)
From net realized gains:
Investor Class	—	(788,789)
Institutional Class	—	(3,759,140)
Total distributions to shareholders	—	(4,652,067)
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,628,772	(25,199,406)

NET ASSETS:
Beginning of Period	70,498,608	95,698,014
End of Period*	$78,127,380	$70,498,608

* Includes accumulated undistributed net investment income of	$637,604	$464,792

See Notes to the Financial Statements

Great Lakes Bond Fund

Financial Highlights

For a Fund share outstanding throughout the period

Institutional Class

						For The Period
	Six Months Ended					Inception(1)
	September 30, 2016		Year Ended	Year Ended	Year Ended	Through
	(Unaudited)		March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013
Per Common Share Data

Net asset value, beginning of period	$9.81		$9.92	$9.81	$10.01	$10.00

Investment operations:
Net investment income	0.11		0.23	0.27 (2)	0.23 (2)	0.11
Net realized and unrealized
gain (loss) on investments	0.24		(0.10)	0.13	(0.19)	0.02
Total from
investment operations	0.35		0.13	0.40	0.04	0.13

Less distributions from:
Net investment income	(0.11)		(0.24)	(0.29)	(0.24)	(0.11)
Net realized gains	—		—	—	—	(0.01)
Total distributions	(0.11)		(0.24)	(0.29)	(0.24)	(0.12)
Net asset value, end of period	$10.05		$9.81	$9.92	$9.81	$10.01

Total return	3.73	%(3)	1.40%	4.08%	0.42%	1.32	%(3)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$108,244		$92,656	$72,433	$41,010	$27,219

Ratio of expenses
to average net assets:
Before expense
reimbursement/recoupment	0.62	%(4)	0.73%	0.84%	1.11%	1.48	%(4)
After expense
reimbursement/recoupment	0.65	%(4)	0.65%	0.65%	0.65%	0.65	%(4)

Ratio of net investment income
to average net assets:
After expense
reimbursement/recoupment	2.22	%(4)	2.32%	2.71%	2.35%	2.27	%(4)

Portfolio Turnover Rate	39	%(3)	68%	33%	41%	98	%(3)

(1)	Inception date of the Fund was September 28, 2012.
(2)	Per share amounts calculated using average shares method.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Financial Highlights

For a Fund share outstanding throughout the period

Institutional Class(1)

	Six Months Ended
	September 30,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2016		March 31,	March 31,	March 31,	March 31,	March 31,
	(Unaudited)		2016	2015	2014	2013	2012
Per Common Share Data

Net asset value, beginning of period	$14.41		$14.94	$14.83	$14.97	$13.86	$13.67

Investment operations:
Net investment income	0.10		0.15	0.17	0.22	0.04	0.22 (2)
Net realized and unrealized
gain (loss) on investments	0.87		(0.20)	1.58	3.26	1.89	0.77
Total from
investment operations	0.97		(0.05)	1.75	3.48	1.93	0.99

Less distributions from:
Net investment income	(0.10)		(0.15)	(0.21)	(0.17)	(0.22)	(0.33)
Net realized gains	—		(0.33)	(1.43)	(3.45)	(0.60)	(0.47)
Total distributions	(0.10)		(0.48)	(1.64)	(3.62)	(0.82)	(0.80)
Net asset value, end of period	$15.28		$14.41	$14.94	$14.83	$14.97	$13.86

Total return	6.73	%(3)	-0.26%	12.01%	23.97%	14.69%	8.16%

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$52,192		$47,852	$51,102	$32,018	$25,469	$48,233

Ratio of expenses to average net assets:
Before expense
reimbursement/waiver	0.94	%(4)	0.98%	1.07%	1.36%	1.02%	0.93%
After expense
reimbursement/waiver	0.85	%(4)	0.85%	0.85%	0.55%	0.55%	0.55%

Ratio of net investment income
to average net assets:
After expense
reimbursement/waiver	1.28	%(4)	1.04%	1.19%	1.49%	1.69%	1.68%

Portfolio Turnover Rate	57	%(3)	112%	95%	95%	103%	106%

(1)	Prior to December 17, 2012, Institutional Class shares were known as Class Y shares.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Financial Highlights

For a Fund share outstanding throughout the period

Institutional Class

	Six Months Ended		For The Period
	September 30, 2016		Inception(1) Through
	(Unaudited)		March 31, 2016
Per Common Share Data

Net asset value, beginning of period	$9.79		$10.00

Investment operations:
Net investment income	0.08		0.02
Net realized and unrealized gain (loss) on investments	0.33		(0.23)
Total from investment operations	0.41		(0.21)

Less distributions from:
Net investment income	—		—
Net realized gains	—		—
Total distributions	—		—
Net asset value, end of period	$10.20		$9.79

Total return	4.19	%(2)	-2.10	%(2)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$2,134		$2,023

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	11.06	%(3)	15.42	%(3)
After expense reimbursement/waiver	1.45	%(3)	1.45	%(3)

Ratio of net investment income to average net assets:
After expense reimbursement/waiver	1.53	%(3)	0.77	%(3)

Portfolio Turnover Rate	53	%(2)	30	%(2)

(1)	Inception date of the Fund was December 21, 2015.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Financial Highlights

For a Fund share outstanding throughout the period

Institutional Class

						For The Period
	Six Months Ended					Inception(1)
	September 30, 2016		Year Ended	Year Ended	Year Ended	Through
	(Unaudited)		March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013
Per Common Share Data

Net asset value, beginning of period	$13.45		$14.11	$13.32	$11.34	$10.00

Investment operations:
Net investment income	0.12		0.25	0.21	0.18	0.08
Net realized and unrealized
gain (loss) on investments	0.75		(0.13)	1.00	2.00	1.34
Total from
investment operations	0.87		0.12	1.21	2.18	1.42

Less distributions from:
Net investment income	(0.12)		(0.25)	(0.22)	(0.19)	(0.08)
Net realized gains	—		(0.53)	(0.20)	(0.01)	—
Total distributions	(0.12)		(0.78)	(0.42)	(0.20)	(0.08)
Net asset value, end of period	$14.20		$13.45	$14.11	$13.32	$11.34

Total return	6.52	%(2)	1.11%	9.08%	19.32%	14.28	%(2)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$50,241		$46,137	$42,213	$30,603	$12,293

Ratio of expenses to average net assets:
Before expense
reimbursement/waiver	0.93	%(3)	1.01%	1.11%	1.57%	2.98	%(3)
After expense
reimbursement/waiver	0.85	%(3)	0.85%	0.85%	0.85%	0.85	%(3)

Ratio of net investment income
to average net assets:
After expense
reimbursement/waiver	1.78	%(3)	1.82%	1.57%	1.55%	1.87	%(3)

Portfolio Turnover Rate	12	%(2)	67%	22%	5%	6	%(2)

(1)	Inception date of the Fund was September 28, 2012.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Financial Highlights

For a Fund share outstanding throughout the period

Investor Class(1)

	Six Months Ended
	September 30,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2016		March 31,	March 31,	March 31,	March 31,	March 31,
	(Unaudited)		2016	2015	2014	2013	2012
Per Common Share Data

Net asset value, beginning of period	$14.36		$16.44	$18.74	$16.74	$15.68	$18.41

Investment operations:
Net investment income (loss)	0.02		0.07	0.03	0.01	0.04	(0.03	)(2)
Net realized and unrealized
gain (loss) on investments	1.26		(1.10)	0.13	4.63	1.92	0.04
Total from
investment operations	1.28		(1.03)	0.16	4.64	1.96	0.01

Less distributions from:
Net investment income	—		(0.01)	(0.01)	(0.07)	—	(0.02)
Net realized gains	—		(1.04)	(2.45)	(2.57)	(0.90)	(2.72)
Total distributions	—		(1.05)	(2.46)	(2.64)	(0.90)	(2.74)
Net asset value, end of period	$15.64		$14.36	$16.44	$18.74	$16.74	$15.68

Total return	8.91	%(3)	-5.80%	0.74%	28.26%	13.37%	2.87%

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$10,189		$9,868	$15,933	$18,469	$13,817	$13,396

Ratio of expenses to average net assets:
Before expense
reimbursement/recoupment	1.11	%(4)	1.13%	1.14%	1.23%	1.30%	1.30%
After expense
reimbursement/recoupment	1.11	%(4)	1.13%	1.15%	1.24%	1.24%	1.24%

Ratio of net investment income (loss)
to average net assets:
After expense
reimbursement/recoupment	0.25	%(4)	0.36%	0.15%	0.09%	0.28%	(0.16)%

Portfolio Turnover Rate	49	%(3)	102%	102%	86%	97%	126%

(1)	Prior to December 17, 2012, Investor Class shares were known as Class A shares.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Financial Highlights

For a Fund share outstanding throughout the period

Institutional Class(1)

	Six Months Ended
	September 30,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2016		March 31,	March 31,	March 31,	March 31,	March 31,
	(Unaudited)		2016	2015	2014	2013	2012
Per Common Share Data

Net asset value, beginning of period	$14.58		$16.65	$18.95	$16.89	$15.78	$18.51

Investment operations:
Net investment income	0.03		0.11	0.06	0.06	0.08	0.01 (2)
Net realized and unrealized
gain (loss) on investments	1.29		(1.11)	0.14	4.69	1.93	0.05
Total from
investment operations	1.32		(1.00)	0.20	4.75	2.01	0.06

Less distributions from:
Net investment income	—		(0.03)	(0.05)	(0.12)	—	(0.07)
Net realized gains	—		(1.04)	(2.45)	(2.57)	(0.90)	(2.72)
Total distributions	—		(1.07)	(2.50)	(2.69)	(0.90)	(2.79)
Net asset value, end of period	$15.90		$14.58	$16.65	$18.95	$16.89	$15.78

Total return	9.05	%(3)	-5.57%	1.01%	28.65%	13.60%	3.15%

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$67,938		$60,631	$79,765	$57,096	$39,735	$35,233

Ratio of expenses to average net assets:
Before expense
reimbursement/recoupment	0.86	%(4)	0.88%	0.89%	0.98%	1.05%	1.05%
After expense
reimbursement/recoupment	0.86	%(4)	0.88%	0.90%	0.99%	0.99%	0.99%

Ratio of net investment income
to average net assets:
After expense
reimbursement/recoupment	0.50	%(4)	0.61%	0.40%	0.34%	0.53%	0.09%

Portfolio Turnover Rate	49	%(3)	102%	102%	86%	97%	126%

(1)	Prior to December 17, 2012, Institutional Class shares were known as Class I shares.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

Great Lakes Funds

Notes to the Financial Statements (Unaudited)
September 30, 2016

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Great Lakes Bond Fund (“Bond Fund”), Great Lakes Disciplined Equity Fund (“Disciplined Equity Fund”), Great Lakes Disciplined International Smaller Company Fund (“Disciplined International Smaller Company Fund”), Great Lakes Large Cap Value Fund (“Large Cap Value Fund”), and Great Lakes Small Cap Opportunity Fund (“Small Cap Opportunity Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series with their own investment objectives and policies within the Trust. The investment objective of each Fund is total return.  Additionally, the Bond Fund has an emphasis on current income.  The Funds are Investment Companies and therefore follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The Bond Fund and Large Cap Value Fund commenced operations on September 28, 2012.  The Disciplined Equity Fund commenced operations on June 1, 2009, the Disciplined International Smaller Company Fund commenced operations on December 21, 2015, and the Small Cap Opportunity Fund commenced operations on December 5, 2008.  The Small Cap Opportunity Fund currently offers two classes of shares, the Investor Class and the Institutional Class.  Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class.  The Bond Fund, Disciplined Equity Fund, Disciplined International Smaller Company Fund and Large Cap Value Fund currently offer only Institutional Class shares.  Effective March 30, 2016, the Bond Fund, Disciplined Equity Fund and Large Cap Value Fund ceased offering its Investor Class shares.  The remaining Investor Class shares in these Funds were converted to Institutional Class shares at the close of business on March 30, 2016.  The Funds may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and during the period ended September 30, 2016, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  During the period ended September 30, 2016, the Funds did not incur any interest or penalties.

Security Transactions, Investment Income and Distributions – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

Great Lakes Funds

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2016

The Bond Fund will declare daily and pay monthly distributions of net investment income. The Large Cap Value Fund and the Disciplined Equity Fund will make distributions, if any, of net investment income quarterly. The Disciplined International Small Company Fund and the Small Cap Opportunity Fund will make distributions, if any, of net investment income annually. The Funds will also distribute net capital gains, if any, at least annually, typically during the month of December. The Funds may make additional distributions if deemed to be desirable any time during the year.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and translations of foreign currency.  The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Funds will not hold more than 15% of the value of their net assets in illiquid securities.  At September 30, 2016, the Disciplined Equity Fund had investments in illiquid securities with a total value of $13,732 or 0.0% of total net assets.

Great Lakes Funds

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2016

Information concerning illiquid securities is as follows:

Disciplined Equity Fund

Security	Shares	Dates Acquired	Cost Basis
Safeway Casa Ley	12,910	1/15	$—
Safeway PDC, LLC	12,910	1/15	—

Securities Purchased on a When-Issued Basis – Delivery and payment for securities that have been purchased by a Fund on a when-issued basis can take place up to a month or more after the transaction. Such securities do not earn interest, are subject to market fluctuations, and may increase or decrease in value prior to their delivery.  The purchase of securities on a when-issued basis may increase the volatility of a Funds’ net asset value if the Fund makes such purchases while remaining substantially fully invested. As of September 30, 2016, the Bond Fund had a when-issued security outstanding with a value of $1,029,954.

3.  SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks and exchange traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Great Lakes Funds

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2016

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Funds’ NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Funds’ NAV in advance of the time the NAV is calculated.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their NAV per share and are categorized in Level 1 of the fair value hierarchy.

Fixed Income Securities – Fixed income securities, including asset-backed, corporate, mortgage-backed, municipal bonds, and U.S. government & agency securities, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Fixed income securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value each Fund’s securities as of September 30, 2016:

Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$57,534,158	$—	$57,534,158
Municipal Bonds	—	19,243,583	—	19,243,583
Commercial Mortgage-Backed Securities	—	9,810,466	—	9,810,466
U.S. Treasury Security	—	8,012,184	—	8,012,184
U.S. Government & Agency
Mortgage-Backed Securities	—	6,099,022	—	6,099,022
Exchange Traded Funds	5,676,846	—	—	5,676,846
Investment Company	742,060	—	—	742,060
Short-Term Investment	3,727,491	—	—	3,727,491
Total Investments	$10,146,397	$100,699,413	$—	$110,845,810

Disciplined Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$51,751,043	$—	$—	$51,751,043
Contingent Value Rights	—	—	13,732	13,732
Short-Term Investment	407,761	—	—	407,761
Total Investments	$52,158,804	$—	$13,732	$52,172,536

Great Lakes Funds

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2016

Disciplined International Smaller Company Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$298,623	$1,768,221	$—	$2,066,844
Short-Term Investment	70,870	—	—	70,870
Total Investments	$369,493	$1,768,221	$—	$2,137,714

Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$48,237,396	$—	$—	$48,237,396
Short-Term Investment	1,912,668	—	—	1,912,668
Total Investments	$50,150,064	$—	$—	$50,150,064

Small Cap Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$73,131,675	$—	$—	$73,131,675
Short-Term Investment	5,487,944	—	—	5,487,944
Total Investments	$78,619,619	$—	$—	$78,619,619

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments
Disciplined Equity Fund	in Securities
Balance as of 3/31/2016	$13,732
Accrued discounts/ premiums	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into and/or out of Level 3	—
Balance as of 9/30/2016	$13,732
Net change in unrealized appreciation of Level 3 assets as of September 30, 2016	$—

Transfers between levels are recognized at the end of the reporting period.  During the period ended September 30, 2016, the Funds recognized no transfers between levels.  The Bond Fund, Disciplined International Smaller Company Fund, Large Cap Value Fund and Small Cap Opportunity Fund did not invest in any Level 3 investments during the year.  The Disciplined Equity Fund did hold Level 3 investments during and at the end of the period, but they are deemed immaterial and do not require disclosure of valuation techniques and inputs used.  Refer to the Schedule of Investments for further information.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Great Lakes Advisors, LLC (“the Adviser”) to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
Bond Fund	0.40%
Disciplined Equity Fund	0.60%
Disciplined International Smaller Company Fund	1.00%
Large Cap Value Fund	0.60%
Small Cap Opportunity Fund	0.60%

Great Lakes Funds

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2016

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Funds for their expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes, and extraordinary expenses) do not exceed the following rates (based upon the average daily net assets of the Funds):

Fund	Investor Class	Institutional Class
Bond Fund	N/A	0.65%
Disciplined Equity Fund	N/A	0.85%
Disciplined International Smaller Company Fund	N/A	1.45%
Large Cap Value Fund	N/A	0.85%
Small Cap Opportunity Fund	1.24%	0.99%

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Funds’ prospectus.  After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trusts’ Board of Trustees or the Adviser, with the consent of the Board. As of September 30, 2016, the Adviser was able to recoup expenses of $13,671 in the Bond Fund.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Fund	3/31/2017	3/31/2018	3/31/2019	3/31/2020
Bond Fund	$135,074	$109,996	$61,789	$—
Disciplined Equity Fund	222,485	94,592	68,797	23,334
Disciplined International Smaller Company Fund	—	—	73,017	100,315
Large Cap Value Fund	142,283	97,100	72,917	19,181
Small Cap Opportunity Fund	—	—	—	—

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust including the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the period ended September 30, 2016, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

Great Lakes Funds

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2016

5.  DISTRIBUTION AND SHAREHOLDER SERVICING FEES

The Small Cap Opportunity Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended September 30, 2016, the Fund’s Investor Class incurred $12,510 in expenses pursuant to the Plan.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Bond Fund		Disciplined Equity Fund
	Six Months Ended		Six Months Ended
	September 30, 2016	Year Ended	September 30, 2016	Year Ended
	(Unaudited)	March 31, 2016	(Unaudited)	March 31, 2016
Investor Class:(1)
Shares sold	—	423	—	175
Shares issued in reinvestment
of distributions	—	4	—	181
Shares converted to Institutional Class	—	(424)	—	(5,053)
Shares redeemed	—	(120)	—	(7,619)
Net decrease	—	(117)	—	(12,316)
Institutional Class:
Shares sold	2,030,930	4,178,976	451,077	975,716
Shares issued in reinvestment
of distributions	33,556	53,139	13,315	68,472
Shares converted from Investor Class	—	426	—	5,075
Shares redeemed	(741,506)	(2,083,337)	(370,313)	(1,149,030)
Net increase (decrease)	1,322,980	2,149,204	94,079	(99,767)
Net increase (decrease)
in capital shares	1,322,980	2,149,087	94,079	(112,083)

(1)	Investor Class shares converted to Institutional Class shares on March 30, 2016. See Note 1 in Notes to Financial Statements.

Great Lakes Funds

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2016

	Disciplined International
	Smaller Company Fund
	Six Months Ended	Inception(1)
	September 30, 2016	Through
	(Unaudited)	March 31, 2016
Institutional Class:
Shares sold	2,622	206,632
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase	2,622	206,632
Net increase in capital shares	2,622	206,632

(1)	Inception date of the Fund was December 21, 2015.

	Large Cap Value Fund		Small Cap Opportunity Fund
	Six Months Ended		Six Months Ended
	September 30, 2016	Year Ended	September 30, 2016	Year Ended
	(Unaudited)	March 31, 2016	(Unaudited)	March 31, 2016
Investor Class:(1)
Shares sold	—	776	16,692	8,604
Shares issued in reinvestment
of distributions	—	2,687	—	59,100
Shares converted to Institutional Class	—	(47,370)	—	—
Shares redeemed	—	(7,264)	(52,353)	(349,880)
Net decrease	—	(51,171)	(35,661)	(282,176)
Institutional Class:
Shares sold	417,711	1,291,127	491,675	2,044,505
Shares issued in reinvestment
of distributions	12,048	93,308	—	209,779
Shares converted from Investor Class	—	47,451	—	—
Shares redeemed	(321,182)	(992,751)	(377,016)	(2,887,416)
Net increase (decrease)	108,577	439,135	114,659	(633,132)
Net increase (decrease)
in capital shares	108,577	387,964	78,998	(915,308)

(1)	Investor Class shares of the Large Cap Value Fund converted to Institutional Class shares on March 30, 2016. See Note 1 in Notes to Financial Statements.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by Fund for the period ended September 30, 2016, were as follows:

	U.S. Government Securities		Other
Fund	Purchases	Sales	Purchases	Sales
Bond Fund	$19,145,542	$16,420,039	$33,695,046	$21,009,331
Disciplined Equity Fund	—	—	29,747,412	28,131,394
Disciplined International
Smaller Company Fund	—	—	1,150,000	1,043,994
Large Cap Value Fund	—	—	6,139,519	5,753,071
Small Cap Opportunity Fund	—	—	36,050,328	33,502,619

Great Lakes Funds

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2016

8.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at March 31, 2016, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate Gross	Aggregate Gross	Net Appreciation	Federal Income
Fund	Appreciation	Depreciation	(Depreciation)	Tax Cost
Bond Fund	$2,196,306	$(525,888)	$1,670,418	$95,181,029
Disciplined Equity Fund	4,851,728	(710,574)	4,141,154	43,665,551
Disciplined International
Smaller Company Fund	106,291	(107,267)	(976)	2,028,273
Large Cap Value Fund	4,725,374	(2,424,072)	2,301,302	43,640,936
Small Cap Opportunity Fund	5,253,479	(8,635,694)	(3,382,215)	74,052,153

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the differences in tax treatment of wash sales and passive foreign investment company income.

At March 31, 2016, the Funds’ most recently completed fiscal year end, the components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other	Unrealized	Total
	Ordinary	Long Term	Accumulated	Appreciation	Accumulated
Fund	Income	Capital Gains	Losses	(Depreciation)	Earnings (Losses)
Bond Fund	$77,943	$—	$(2,274,519)	$1,670,418	$(526,158)
Disciplined Equity Fund	7,876	—	(825,725)	4,141,154	3,323,305
Disciplined International
Smaller Company Fund	—	—	(35,767)	(976)	(36,743)
Large Cap Value Fund	—	1,618,763	—	2,301,302	3,920,065
Small Cap Opportunity Fund	464,792	—	(2,235,569)	(3,382,215)	(5,242,992)

As of March 31, 2016, the Funds had the following in capital loss carryovers, which will be permitted to be carried over for an unlimited period.

Fund	Short-Term	Long-Term
Bond Fund	$(573,105)	$(1,580,959)
Disciplined Equity Fund	(825,725)	—
Disciplined International Smaller Company Fund	(35,921)	—
Large Cap Value Fund	—	—
Small Cap Opportunity Fund	(571,584)	(1,753,985)

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable year ended March 31, 2016, the Funds do not plan to defer any late year losses.

Great Lakes Funds

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2016

The tax character of distributions paid during the period ended September 30, 2016 was as follows:

Fund	Ordinary Income*	Long Term Capital Gains**	Total
Bond Fund	$1,145,849	$—	$1,145,849
Disciplined Equity Fund	329,075	—	329,075
Disciplined International Smaller Company Fund	—	—	—
Large Cap Value Fund	438,357	—	438,357
Small Cap Opportunity Fund	—	—	—

The tax character of distributions paid during the year ended March 31, 2016 was as follows:

Fund	Ordinary Income*	Long Term Capital Gains**	Total
Bond Fund	$1,998,236	$—	$1,998,236
Disciplined Equity Fund	710,203	1,022,321	1,732,524
Disciplined International Smaller Company Fund	—	—	—
Large Cap Value Fund	1,019,935	1,755,814	2,775,749
Small Cap Opportunity Fund	2,964,644	1,687,423	4,652,067

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.
**
The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(C), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2016.

9.  PRINCIPAL RISKS – DISCIPLINED INTERNATIONAL SMALLER COMPANY FUND

Currency Risk – When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Funds’ portfolio holdings and your investment. Other countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Funds’ ability to repatriate both investment capital and income, which could place the Funds’ assets at risk of total loss. Currency risks may be greater in emerging and frontier market countries than in developed market countries.

Emerging Markets Risk – Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

Foreign Securities Risk – Investing in foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.

Great Lakes Funds

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2016

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2016, each Funds’ percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Bond Fund	Lafoba & Co.	70.62%
Disciplined Equity Fund	Lafoba & Co.	38.35%
Disciplined International
Smaller Company Fund	Wintrust Financial Corp.	95.58%
Large Cap Value Fund	Lafoba & Co.	48.04%
Small Cap Opportunity Fund	First Clearing FBO	50.24%

Great Lakes Funds

Additional Information (Unaudited)
September 30, 2016

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  Each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, each Fund’s Form N-Q is available without charge upon request by calling 1-855-278-2020.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-278-2020.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-855-278-2020, or (2) on the SEC’s website at www.sec.gov.

(This Page Intentionally Left Blank.)

Great Lakes Funds

PRIVACY NOTICE (UNAUDITED)

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Great Lakes Advisors, LLC
231 South LaSalle Street, 4th Floor
Chicago, Illinois  60604

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, Wisconsin  53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio  44115

LEGAL COUNSEL
Stradley Ronan Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania  19103

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-855-278-2020.

GK-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date     December 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date     December 6, 2016

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     December 6, 2016

* Print the name and title of each signing officer under his or her signature.